UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-23122

American Funds Emerging Markets Bond Fund

(Exact Name of Registrant as Specified in Charter)

6455 Irvine Center Drive

Irvine, California 92618

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: December 31

Date of reporting period: December 31, 2018

Steven I. Koszalka

American Funds Emerging Markets Bond Fund

333 South Hope Street

Los Angeles, California 90071

(Name and Address of Agent for Service)

ITEM 1 – Reports to Stockholders

American Funds Emerging Markets Bond Fund® Annual report for the year ended December 31, 2018

Find compelling
opportunities in
emerging markets
bonds with a
flexible approach.

Beginning January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, we intend to no longer mail paper copies of the fund’s shareholder reports, unless specifically requested from American Funds or your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the American Funds website (americanfunds.com); you will be notified by mail and provided with a website link to access the report each time a report is posted. If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. If you prefer to receive shareholder reports and other communications electronically, you may update your mailing preferences with your financial intermediary, or enroll in e-delivery at americanfunds.com (for accounts held directly with the fund).

You may elect to receive paper copies of all future reports free of charge. If you invest through a financial intermediary, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the fund, you may inform American Funds that you wish to continue receiving paper copies of your shareholder reports by contacting us at (800) 421-4225. Your election to receive paper reports will apply to all funds held with American Funds or through your financial intermediary.

American Funds Emerging Markets Bond Fund seeks to provide a high level of total return over the long term, of which current income is a large component.

This fund is one of more than 40 offered by Capital Group, home of American Funds, one of the nation’s largest mutual fund families. For more than 85 years, Capital Group has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 3.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit americanfunds.com.

See page 3 for Class A share results with relevant sales charges deducted. For other share class results, visit americanfunds.com and americanfundsretirement.com.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser is currently reimbursing a portion of other expenses. The reimbursement will be in effect through at least March 1, 2020. The adviser may elect at its discretion to extend, modify or terminate the reimbursement at that time. The investment results shown reflect the reimbursement, without which the results would have been lower. Refer to the fund’s most recent prospectus for details.

The fund’s 30-day yield for Class A shares as of January 31, 2019, reflecting the 3.75% maximum sales charge and calculated in accordance with the U.S. Securities and Exchange Commission formula, was 5.91% (5.91% without the reimbursement).

The return of principal for bond funds and for funds with significant underlying bond holdings is not guaranteed. Fund shares are subject to the same interest rate, inflation and credit risks associated with the underlying bond holdings. The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional cash securities, such as stocks and bonds. Lower rated bonds are subject to greater fluctuations in value and risk of loss of income and principal than higher rated bonds. Investing outside the United States involves additional risks, such as currency fluctuations, periods of illiquidity and price volatility, as more fully described in the prospectus. These risks may be heightened in connection with investments in developing countries. Refer to the fund prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Contents

1	Letter to investors

3	The value of a $10,000 investment

4	Summary investment portfolio

8	Financial statements

33	Board of trustees and other officers

Fellow investors:

Emerging markets bonds were volatile for much of American Funds Emerging Markets Bond Fund’s fiscal year. Moderating global growth and a higher U.S. dollar contributed to flagging investor sentiment. The fund recorded a decline of 4.23% for the 12 months ended December 31, 2018.

The fund paid a dividend at each month-end during the period for a total of 60 cents a share, a portion of which was a return of capital. Fund investors who reinvested their dividends earned an income return of 5.91%, or 5.73% excluding the return of capital. For those taking their dividends in cash, the figure was 5.75%, or 5.58% excluding the return of capital.

By way of comparison, the J.P. Morgan Emerging Markets Bond Index (EMBI) Global Diversified* shed 4.26% over the same period. This index measures broad returns across U.S. dollar-denominated emerging markets bonds.

The fund portfolio’s greater emphasis on U.S. dollar-denominated bonds, especially larger and more stable credits, helped results relative to local currency issues. Currency positioning is managed by emphasizing bonds issued in particular currencies, as well as through the use of derivatives such as currency forward contracts. Our selectivity in regard to particular bonds and countries — such as avoiding Brazil and Turkey — also helped returns.

Market overview

Volatility returned to markets in 2018, and emerging market debt was no exception. Numerous concerns weighed on sentiment starting in the second quarter and led to a down year for emerging markets overall. The fourth quarter saw some outperformance versus developed markets.

Global economic growth moderated over the year, with European and Chinese data weakening. The U.S. dollar continued to strengthen on the back of four Federal Reserve rate hikes and relatively stronger U.S. growth, placing further pressure on commodity prices and emerging markets. However, U.S./China trade tensions stoked market volatility during much of 2018, and U.S. markets eventually saw a sharp selloff during the fourth quarter.

During the year, local currency denominated debt saw the largest slides. The local-currency index, the J.P. Morgan Government Bond Index–Emerging

Results at a glance

For periods ended December 31, 2018, with all distributions reinvested

	Cumulative total returns		Average annual total returns
			Lifetime
	6 months	1 year	(since 4/22/2016)

American Funds Emerging Markets Bond Fund (Class A shares)	1.08%	–4.23%	3.55%
J.P. Morgan Emerging Markets Bond Index (EMBI) Global Diversified*	1.02	–4.26	3.28
J.P. Morgan Government Bond Index-Emerging Markets (GBI-EM) Global Diversified*	0.25	–6.21	2.23
Lipper Emerging Markets Hard Currency Debt Funds Average†	–0.05	–5.71	2.94

*	The index is unmanaged, and its results include reinvested dividends and/or distributions but do not reflect the effect of account fees, expenses or U.S. federal income taxes. Investors cannot invest directly in an index. This report, and any product, index or fund referred to herein, is not sponsored, endorsed or promoted in any way by J.P. Morgan or any of its affiliates who provide no warranties whatsoever, express or implied, and shall have no liability to any prospective investor, in connection with this report. J.P. Morgan disclaimer: http://www.jpmorgan.com/pages/jpmorgan/ib/girg.
†	Lipper averages reflect the current composition of all eligible mutual funds (all share classes) within a given category. Source: Thomson Reuters Lipper. Lipper categories are dynamic and averages may have few funds, especially over longer periods. To see the number of funds included in the Lipper category for each fund’s lifetime, please see the Quarterly Statistical Update, available on our website.

American Funds Emerging Markets Bond Fund	1

Markets (GBI-EM) Global Diversified*, lost 6.21% in U.S. dollar terms. The J.P. Morgan Index Blend–50% JPM EMBI Global Diversified & 50% JPM GBI-EM Global Diversified*, a 50%/50% blend of this local currency index and the dollar bond market index, fell 5.2%.

In Argentina, local currency and dollar-denominated bonds notched 12-month losses of 4.9% and 22.2%, respectively. The peso lost 50% against the U.S. dollar, driven by poor growth and fiscal concerns. The International Monetary Fund (IMF) boosted Argentina’s credit line and upfront disbursements, relieving concern around financing needs ahead of the presidential election in October. Bond prices rebounded in the fourth quarter, with local issues increasing 16.7% in U.S. dollar terms.

Turkey’s economy moved into recession as the government pledged support for its banking system. Dollar-denominated returns were down 5.3% amid a 29% decline in the lira. But in the fourth quarter, the situation improved, with the currency paring losses amid easing diplomatic tensions with the U.S. The Turkish Central Bank was able to increase key lending rates, and the lira climbed 13% in the fourth quarter as local currency issues rose 15.0%.

Inside the portfolio

Of the 49 countries represented in the portfolio, Mexico, Brazil, South Africa, Russia, Turkey and Indonesia figured prominently. Over the year, the fund held larger issuers and more U.S. dollar-denominated assets than its index, resulting in more stable outcomes versus the index overall.

Investments in local currency Malaysian government bonds were significantly reduced. Elections in May saw a shift in power, with the opposition party taking control of the federal government. New budgetary increases saw a sharp deterioration in fiscal conservatism. Deficit spending subsequently increased, and the previously announced debt reduction timeline was extended. Worryingly, the bulk of the government’s projected revenue growth will likely be funded by Petronas, a state-owned oil concern.

Elsewhere in Asia, larger local currency investments included Thailand, India and Indonesia. Amid attractive valuations, managers added to investments in Indonesia, but remain mindful that decelerating exports could pressure the Indonesian rupiah.

Investments in Brazilian local currency government bonds have increased in the portfolio. Resolving Brazil’s fiscal crisis remains an immense challenge. However, economic data seem likely to improve from recent depressed levels. Also, there is guarded optimism that President Bolsonaro may have some success with structural reforms.

Elsewhere in Latin America, local currency investments in Argentina, Colombia and Mexico are significant holdings. Mexico’s new president, Andrés Manuel López Obrador, took office in December. AMLO, as the president is known, released a 2019 fiscal budget that reflected a more restrained and market-friendly approach than had been widely anticipated.

Looking ahead

The investment environment for emerging markets bonds is likely to remain volatile. Solid growth and less accommodative monetary policy in the U.S. have helped fuel dollar strength. This has put pressure on countries that rely on external funding.

Higher U.S. bond yields have also helped attract investor capital away from emerging markets at a time when country-specific risks have dented confidence.

That said, fundamentals for a number of countries are reasonably strong and, in some cases, improved debt structures suggest lesser vulnerability to higher U.S. interest rates than in the past. Also, global growth — albeit at a moderating pace — is supportive.

With many currencies appearing undervalued versus the U.S. dollar, there may be opportunities to carefully increase exposure in 2019. A more dovish monetary policy in the United States could begin to pressure the U.S. dollar. And while currency hedging helped drive outcomes during the previous year, portfolio managers and analysts are always looking for attractive local opportunities.

We thank you for making American Funds Emerging Markets Bond Fund part of your portfolio. We look forward to reporting to you again in six months’ time.

Cordially,

Robert H. Neithart
President

February 14, 2019

*	This report, and any product, index or fund referred to herein, is not sponsored, endorsed or promoted in any way by J.P. Morgan or any of its affiliates who provide no warranties whatsoever, express or implied, and shall have no liability to any prospective investor, in connection with this report. J.P. Morgan disclaimer: http://www.jpmorgan.com/pages/jpmorgan/ib/girg.

2	American Funds Emerging Markets Bond Fund

The value of a $10,000 investment

How a $10,000 investment has fared for the period April 22, 2016, to December 31, 2018, with all distributions reinvested.

Fund results shown are for Class A shares and reflect deduction of the maximum sales charge of 3.75% on the $10,000 investment.1 Thus, the net amount invested was $9,625.

Past results are not predictive of results for future periods. The results shown are before taxes on fund distributions and sale of fund shares.

[1]	As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $100,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
[2]	This report, and any product, index or fund referred to herein, is not sponsored, endorsed or promoted in any way by J.P. Morgan or any of its affiliates who provide no warranties whatsoever, express or implied, and shall have no liability to any prospective investor, in connection with this report. J.P. Morgan disclaimer: http://www.jpmorgan.com/pages/jpmorgan/ib/girg.
[3]	Results of the Lipper Emerging Markets Hard Currency Debt Funds Average do not reflect any sales charges. Lipper averages reflect the current composition of all eligible mutual funds (all share classes) within a given category. Source: Thomson Reuters Lipper. Lipper categories are dynamic and averages may have few funds, especially over longer periods. To see the number of funds included in the Lipper category for each fund’s lifetime, please see the Quarterly Statistical Update, available on our website.
[4]	For the period April 22, 2016, commencement of fund operations, through December 31, 2016.

Total returns based on a $1,000 investment (for the period ended December 31, 2018)*

		Lifetime
	1 year	(since 4/22/16)

Class A shares	–7.78%	2.09%

*	Assumes reinvestment of all distributions and payment of the maximum 3.75% sales charge.

The fund’s gross expense ratio for Class A shares is 1.06%, and the net expense ratio is 1.01% as of the prospectus dated March 1, 2019 (unaudited).

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser is currently reimbursing a portion of other expenses. This reimbursement will be in effect through at least March 1, 2020. The adviser may elect at its discretion to extend, modify or terminate the reimbursement at that time. Investment results shown reflect the reimbursement, without which the results would have been lower. Refer to the fund’s most recent prospectus for details.

American Funds Emerging Markets Bond Fund	3

Summary investment portfolio December 31, 2018

Investment mix by security type	Percent of net assets

Portfolio quality summary*	Percent of net assets
U.S. Treasury and agency†	.25%
AAA/Aaa	.07
AA/Aa	1.35
A/A	19.37
BBB/Baa	33.16
Below investment grade	40.52
Short-term securities & other assets less liabilities	5.28
*	Bond ratings, which typically range from AAA/Aaa (highest) to D (lowest), are assigned by credit rating agencies such as Standard & Poor’s, Moody’s and/or Fitch as an indication of an issuer’s creditworthiness. In assigning a credit rating to a security, the fund looks specifically to the ratings assigned to the issuer of the security by Standard & Poor’s, Moody’s and/or Fitch. If agency ratings differ, the security will be considered to have received the highest of those ratings, consistent with the fund’s investment policies. The ratings are not covered by the Report of Independent Registered Public Accounting Firm.
†	These securities are guaranteed by the full faith and credit of the U.S. government.

Bonds, notes & other debt instruments 94.72%	Principal amount (000)		Value (000)
Bonds & notes of governments & government agencies outside the U.S. 88.65%
Argentine Republic 7.82% 2033[1,2]		€1,238	$1,189
Argentine Republic 0%–7.50% 2019–2048[1,2]		$21,719	17,204
Argentine Republic 2.50%–65.51% 2020–2022[3,4]	ARS	177,799	4,202
Banque Centrale de Tunisie 6.75% 2023		€3,900	4,289
Brazil (Federative Republic of) 0%–10.00% 2020–2055[3]	BRL	164,974	44,344
Colombia (Republic of) 3.875% 2027		$800	765
Colombia (Republic of) 3.50%–7.75% 2021–2030[3]	COP	35,828,323	11,390
Cote d’Ivoire (Republic of) 5.25% 2030[1]		€4,400	4,458
Dominican Republic 8.90%–11.50% 2023–2027	DOP	96,100	1,919
Dominican Republic 5.50%–6.88% 2025–2048[5]		$12,629	12,751
Egypt (Arab Republic of) 5.625% 2030		€1,465	1,457
Egypt (Arab Republic of) 5.58%–8.50% 2022–2047[5]		$12,900	12,131
Egypt (Arab Republic of) 14.80%–17.20% 2023–2027	EGP	76,000	3,878
Ghana (Republic of) 16.50%–24.75% 2019–2026	GHS	57,720	11,901
Ghana (Republic of) 7.88%–8.13% 2023–2026[1,5]		$700	675
Guatemala (Republic of) 4.375% 2027		5,125	4,741
Honduras (Republic of) 6.25%–8.75% 2020–2027[5]		10,275	10,228
India (Republic of) 6.84%–7.68% 2022–2030	INR	1,258,450	17,971
Indonesia (Republic of) 3.375% 2023		$745	722
Indonesia (Republic of) 3.75% 2028		€2,900	3,612
Indonesia (Republic of) 6.13%–9.00% 2027–2036	IDR	576,959,000	37,402
Iraq (Republic of) 6.752% 2023[5]		$5,505	5,257
Jordan (Hashemite Kingdom of) 5.75% 2027[5]		4,800	4,420
Kazahkstan (Republic of) 1.55% 2023		€805	929
Kazakhstan (Republic of) 2.375% 2028		1,040	1,183
Kazakhstan (Republic of) 6.50% 2045		$2,900	3,484
Kenya (Republic of) 5.88%–8.25% 2019–2048[5]		10,410	9,722
Malaysia (Federation of) 3.89%–4.79% 2024–2035	MYR	37,355	8,873
Morocco (Kingdom of) 4.25% 2022		$4,250	4,271
Nigeria (Republic of) 6.50%–7.63% 2021–2047[5]		5,340	5,350
Nigeria (Republic of) 12.40%–16.39% 2022–2036	NGN	1,542,300	4,212

4	American Funds Emerging Markets Bond Fund

	Principal amount (000)		Value (000)
Panama (Republic of) 4.50% 2047–2050[1]		$6,425	$6,235
Paraguay (Republic of) 4.63%–5.60% 2023–2048[5]		10,250	10,250
Peru (Republic of) 4.125% 2027		2,965	3,069
Peru (Republic of) 5.70%–6.35% 2024–2032	PEN	32,105	9,914
Poland (Republic of) 1.50%–5.75% 2020–2026	PLN	67,000	18,154
Poland (Republic of) 3.25%–4.00% 2024–2026		$3,707	3,761
Romania 5.13% 2048[5]		4,900	4,735
Romania 4.00%–4.75% 2021–2025	RON	20,640	5,137
Romania 2.88%–3.38% 2029–2038		€3,275	3,404
Russian Federation 7.00%–8.50% 2021–2031	RUB	2,363,121	33,111
Russian Federation 4.38%–5.25% 2029–2047[5]		$12,600	11,875
Senegal (Republic of) 4.75% 2028[1]		€5,300	5,606
Senegal (Republic of) 6.25%–8.75% 2021–2024		$2,339	2,354
South Africa (Republic of) 4.665% 2024		1,500	1,468
South Africa (Republic of) 2.00%–10.50% 2025–2048[3]	ZAR	619,473	38,728
Sri Lanka (Democratic Socialist Republic of) 5.75%–6.85% 2019–2028[5]		$18,275	16,788
Thailand (Kingdom of) 1.88%–3.85% 2022–2036	THB	697,650	21,604
Turkey (Republic of) 2.00%–12.20% 2020–2026[3]	TRY	158,746	25,035
Turkey (Republic of) 4.25%–7.38% 2022–2047		$23,460	21,985
United Mexican States 4.00%–10.00% 2021–2046[3]	MXN	1,066,251	52,866
United Mexican States 4.15%–5.75% 2027–2110		$3,190	3,035
Uruguay (Oriental Republic of) 4.38%–9.88% 2022–2028[1,3]	UYU	421,209	12,501
Other securities			48,491
			615,036

Corporate bonds & notes 5.82%
Energy 2.74%
KazMunayGas National Co. JSC 4.75% 2027		$3,300	3,220
Petrobras Global Finance Co. 4.38%–8.75% 2023–2044		4,591	4,898
Petróleos Mexicanos 7.19% 2024	MXN	73,770	2,937
Petróleos Mexicanos 7.47% 2026		114,900	4,314
Petróleos Mexicanos 5.38%–6.88% 2022–2048		$3,865	3,622
			18,991

Utilities 1.27%
Other securities			8,840

Industrials 0.86%
Autoridad del Canal de Panama 4.95% 2035[1]		400	409
ENA Norte Trust 4.95% 2028[1]		1,792	1,802
Other securities			3,730
			5,941

Bonds & notes of governments & government agency outside the U.S. 0.17%
PT Indonesia Asahan Aluminium Tbk 5.23%–6.53% 2021–2028[5]		1,135	1,164

Other 0.78%
Other securities			5,436

Total corporate bonds & notes			40,372

U.S. Treasury bonds & notes 0.25%

U.S. Treasury inflation-protected securities 0.25%
Other securities			1,707

Total bonds, notes & other debt instruments (cost: $717,302,000)			657,115

American Funds Emerging Markets Bond Fund	5

Short-term securities 3.15%	Principal amount (000)		Value (000)
Argentinian Treasury Bills (6.40%)–2.81% due 2/28/2019–4/30/2020	ARS	296,883	$8,903
Egyptian Treasury Bills 17.06%–17.52% due 4/9/2019–6/25/2019	EGP	141,700	7,448
Nigerian Treasury Bills 11.30%–13.04% due 1/3/2019–9/19/2019	NGN	2,046,670	5,495

Total short-term securities (cost: $21,849,000)			21,846
Total investment securities 97.87% (cost: $739,151,000)			678,961
Other assets less liabilities 2.13%			14,809
Net assets 100.00%			$693,770

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. “Other securities” also includes securities which were pledged as collateral. The total value of pledged collateral was $773,000, which represented 0.11% of the net assets of the fund.

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount[6] (000)	Value at 12/31/2018[7] (000)	Unrealized appreciation at 12/31/2018 (000)
10 Year Ultra U.S. Treasury Note Futures	Long	157	March 2019	$15,700	$20,422	$657

Forward currency contracts

Contract amount				Unrealized (depreciation) appreciation
Purchases (000)	Sales (000)	Counterparty	Settlement date	at 12/31/2018 (000)
USD3,993	EUR3,485	Morgan Stanley	1/4/2019	$(2)
USD1,940	THB64,000	HSBC Bank	1/8/2019	(26)
USD419	ZAR5,850	Citibank	1/9/2019	13
EUR1,550	USD1,766	Goldman Sachs	1/10/2019	12
USD7,886	BRL30,725	JPMorgan Chase	1/10/2019	(35)
USD3,419	EUR3,020	Goldman Sachs	1/10/2019	(44)
USD674	EUR590	JPMorgan Chase	1/14/2019	(3)
USD850	INR60,200	HSBC Bank	1/15/2019	(11)
USD1,059	INR74,950	Goldman Sachs	1/15/2019	(13)
USD1,058	INR74,950	Citibank	1/15/2019	(14)
USD1,505	ZAR21,700	JPMorgan Chase	1/17/2019	— [8]
USD1,003	THB32,900	Bank of America, N.A.	1/17/2019	(7)
USD1,760	CNH12,150	JPMorgan Chase	1/17/2019	(9)
USD3,304	PHP175,000	JPMorgan Chase	1/17/2019	(18)
USD2,446	EUR2,150	HSBC Bank	1/17/2019	(21)
PHP135,000	USD2,500	JPMorgan Chase	1/18/2019	63
EUR1,550	USD1,773	JPMorgan Chase	1/18/2019	6
USD2,104	EUR1,845	HSBC Bank	1/18/2019	(13)
USD2,536	PHP135,000	Goldman Sachs	1/18/2019	(27)
MXN35,000	USD1,745	Bank of New York Mellon	1/22/2019	30
USD1,196	INR85,900	Citibank	1/22/2019	(31)
USD3,421	ZAR48,375	Citibank	1/24/2019	69
USD3,053	BRL11,925	UBS AG	1/25/2019	(19)
USD2,202	INR156,040	JPMorgan Chase	1/25/2019	(26)
USD1,070	EUR900	Bank of New York Mellon	1/28/2019	37
USD659	BRL2,700	Bank of America, N.A.	1/28/2019	(37)
BRL4,000	USD1,076	Goldman Sachs	1/28/2019	(46)
BRL4,000	USD1,078	Goldman Sachs	1/28/2019	(48)
USD1,271	BRL5,300	Bank of America, N.A.	1/28/2019	(94)
EUR2,400	USD2,740	HSBC Bank	1/29/2019	18
USD2,763	MXN55,900	Citibank	1/29/2019	(68)
PHP175,000	USD3,273	Citibank	2/6/2019	43
USD1,134	EUR895	Citibank	3/6/2019	103

6	American Funds Emerging Markets Bond Fund

Contract amount				Unrealized (depreciation) appreciation
Purchases (000)	Sales (000)	Counterparty	Settlement date	at 12/31/2018 (000)
EUR615	USD733	Goldman Sachs	3/6/2019	$(25)
USD1,439	EUR1,125	Goldman Sachs	3/8/2019	143
USD860	EUR680	Goldman Sachs	3/8/2019	77
USD3,301	EUR2,600	JPMorgan Chase	3/15/2019	303
USD1,841	EUR1,450	JPMorgan Chase	3/15/2019	169
USD7,444	EUR5,900	Citibank	3/29/2019	633
USD5,302	EUR4,190	Citibank	3/29/2019	465
USD2,171	EUR1,695	JPMorgan Chase	3/29/2019	214
USD1,137	EUR900	Citibank	3/29/2019	98
USD1,861	EUR1,465	Goldman Sachs	4/12/2019	168
USD475	CNH3,340	Morgan Stanley	10/11/2019	(11)
USD479	CNH3,365	Morgan Stanley	10/11/2019	(11)
USD475	CNH3,350	Citibank	10/11/2019	(13)
				$1,992

Swap contracts

Interest rate swaps

Receive	Pay	Expiration date	Notional (000)	Value at 12/31/2018 (000)	Upfront payments/ receipts (000)	Unrealized appreciation (depreciation) at 12/31/2018 (000)
2.655%	3-month USD-LIBOR	12/30/2024	$36,300	$149	$—	$149
3-month USD-LIBOR	2.795%	12/30/2029	19,300	(94)	—	(94)
					$—	$55

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[2]	Step bond; coupon rate may change at a later date.
[3]	Index-linked bond whose principal amount moves with a government price index.
[4]	Coupon rate may change periodically.
[5]	Acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $79,032,000, which represented 11.39% of the net assets of the fund.
[6]	Notional amount is calculated based on the number of contracts and notional contract size.
[7]	Value is calculated based on the notional amount and current market price.
[8]	Amount less than one thousand.

Key to abbreviations and symbols

ARS = Argentine pesos

BRL = Brazilian reais

CNH = Chinese yuan renminbi

COP = Colombian pesos

DOP = Dominican pesos

EGP = Egyptian pounds

EUR/€ = Euros

GHS = Ghanaian cedi

IDR = Indonesian rupiah

INR = Indian rupees

LIBOR = London Interbank Offered Rate

MXN = Mexican pesos

MYR = Malaysian ringgits

NGN = Nigerian naira

PEN = Peruvian nuevos soles

PHP = Philippine pesos

PLN = Polish zloty

RON = Romanian leu

RUB = Russian rubles

THB = Thai baht

TRY = Turkish lira

USD/$ = U.S. dollars

UYU = Uruguayan pesos

ZAR = South African rand

See notes to financial statements

American Funds Emerging Markets Bond Fund	7

Financial statements

Statement of assets and liabilities at December 31, 2018	(dollars in thousands)

Assets:
Investment securities in unaffiliated issuers, at value (cost: $739,151)		$678,961
Cash		81
Cash denominated in currencies other than U.S. dollars (cost: $1,428)		1,426
Unrealized appreciation on open forward currency contracts		2,664
Receivables for:
Sales of fund’s shares	$2,315
Interest	12,849
Variation margin on futures contracts	74
Variation margin on swap contracts	88
Other	38	15,364
		698,496
Liabilities:
Unrealized depreciation on open forward currency contracts		672
Payables for:
Repurchases of fund’s shares	2,909
Dividends on fund’s shares	385
Investment advisory services	337
Services provided by related parties	48
Trustees’ deferred compensation	1
Variation margin on swap contracts	78
Non-U.S. taxes	175
Other	121	4,054
Net assets at December 31, 2018		$693,770

Net assets consist of:
Capital paid in on shares of beneficial interest		$767,997
Total accumulated loss		(74,227)

Net assets at December 31, 2018		$693,770

(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) —

unlimited shares authorized (74,179 total shares outstanding)

	Net assets	Shares outstanding	Net asset value per share
Class A	$284,823	30,454	$9.35
Class C	17,829	1,906	9.35
Class T	9	1	9.35
Class F-1	10,240	1,095	9.35
Class F-2	164,157	17,552	9.35
Class F-3	47,090	5,035	9.35
Class 529-A	5,753	615	9.35
Class 529-C	972	104	9.35
Class 529-E	766	82	9.35
Class 529-T	10	1	9.35
Class 529-F-1	1,454	155	9.35
Class R-1	90	10	9.35
Class R-2	756	81	9.35
Class R-2E	538	57	9.35
Class R-3	1,171	125	9.35
Class R-4	792	85	9.35
Class R-5E	140	15	9.35
Class R-5	439	47	9.35
Class R-6	156,741	16,759	9.35

See notes to financial statements

8	American Funds Emerging Markets Bond Fund

Statement of operations for the year ended December 31, 2018	(dollars in thousands)

Investment income:
Income:
Interest (net of non-U.S. taxes of $648)		$47,311
Fees and expenses*:
Investment advisory services	$3,714
Distribution services	961
Transfer agent services	562
Administrative services	213
Reports to shareholders	56
Registration statement and prospectus	302
Trustees’ compensation	2
Auditing and legal	71
Custodian	243
Other	75
Total fees and expenses before reimbursements	6,199
Less reimbursements of fees and expenses:
Miscellaneous fee reimbursements	354
Transfer agent services fee reimbursements	4
Total fees and expenses after reimbursements		5,841
Net investment income		41,470

Net realized loss and unrealized depreciation:
Net realized (loss) gain on:
Investments in unaffiliated issuers (net of non-U.S. taxes of $333)	(21,154)
Futures contracts	201
Forward currency contracts	4,910
Swap contracts	214
Currency transactions	(2,220)	(18,049)
Net unrealized (depreciation) appreciation on:
Investments in unaffiliated issuers (net of non-U.S. taxes of $16)	(64,525)
Futures contracts	657
Forward currency contracts	2,460
Swap contracts	42
Currency translations	(10)	(61,376)
Net realized loss and unrealized depreciation		(79,425)

Net decrease in net assets resulting from operations		$(37,955)

*	Additional information related to class-specific fees and expenses is included in the notes to financial statements.

See notes to financial statements

American Funds Emerging Markets Bond Fund	9

 Statements of changes in net assets

(dollars in thousands)

	Year ended December 31
	2018	2017

Operations:
Net investment income	$41,470	$10,485
Net realized (loss) gain	(18,049)	227
Net unrealized (depreciation) appreciation	(61,376)	5,164
Net (decrease) increase in net assets resulting from operations	(37,955)	15,876

Distributions paid or accrued and return of capital paid to shareholders:
Distributions	(39,645)	(11,008	)*
Return of capital	(1,236)	—
Total distributions paid or accrued and return of capital paid to shareholders	(40,881)	(11,008)

Net capital share transactions	439,567	259,095

Total increase in net assets	360,731	263,963

Net assets:
Beginning of year	333,039	69,076
End of year	$693,770	$333,039

*	Prior year comparative amounts have been adjusted to reflect current presentation under new accounting standards. Prior year distributions were $10,369 from net investment income and $639 from net realized gain on investments.

See notes to financial statements

10	American Funds Emerging Markets Bond Fund

Notes to financial statements

1. Organization

American Funds Emerging Markets Bond Fund (the “fund”) is registered under the Investment Company Act of 1940 (the “1940 Act”), as an open-end, nondiversified management investment company. The fund seeks to provide a high level of total return over the long term, of which current income is a large component.

The fund has 19 share classes consisting of six retail share classes (Classes A, C, T, F-1, F-2 and F-3), five 529 college savings plan share classes (Classes 529-A, 529-C, 529-E, 529-T and 529-F-1) and eight retirement plan share classes (Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described further in the following table:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 3.75%	None (except 1% for certain redemptions within 18 months of purchase without an initial sales charge)	None
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	Class 529-C converts to Class 529-A after 10 years
Class 529-E	None	None	None
Classes T and 529-T*	Up to 2.50%	None	None
Classes F-1, F-2, F-3 and 529-F-1	None	None	None
Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6	None	None	None
*	Class T and 529-T shares are not available for purchase.

Holders of all share classes have equal pro rata rights to the assets, dividends and liquidation proceeds of the fund. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses) are allocated daily among the various share classes based on the relative value of their settled shares. Realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, transfer agent and administrative services, are charged directly to the respective share class.

Distributions paid or accrued to shareholders — Income dividends are declared daily after the determination of the fund’s net investment income and are paid to shareholders monthly. Capital gain distributions are recorded on the ex-dividend date.

American Funds Emerging Markets Bond Fund	11

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value of each share class of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information
Municipal securities	Standard inputs and, for certain distressed securities, cash flows or liquidation values using a net present value calculation based on inputs that include, but are not limited to, financial statements and debt contracts

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or deemed to be not representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Exchange-traded futures are generally valued at the official settlement price of the exchange or market on which such instruments are traded, as of the close of business on the day the futures are being valued. Forward currency contracts are valued at the mean of representative quoted bid and ask prices, generally based on prices supplied by one or more pricing vendors. Interest rate swaps and credit default swaps are generally valued by pricing vendors based on market inputs that include the index and term of index, reset frequency, payer/receiver, currency and pay frequency.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events

12	American Funds Emerging Markets Bond Fund

that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following tables present the fund’s valuation levels as of December 31, 2018 (dollars in thousands):

	Investment securities
	Level 1	Level 2	Level 3	Total
Bonds, notes & other debt instruments:
Bonds & notes of governments & government agencies outside the U.S.	$—	$615,036	$—	$615,036
Corporate bonds & notes	—	40,372	—	40,372
U.S. Treasury bonds & notes	—	1,707	—	1,707
Short-term securities	—	21,846	—	21,846
Total	$—	$678,961	$—	$678,961

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$657	$—	$—	$657
Unrealized appreciation on open forward currency contracts	—	2,664	—	2,664
Unrealized appreciation on interest rate swaps	—	149	—	149
Liabilities:
Unrealized depreciation on open forward currency contracts	—	(672)	—	(672)
Unrealized depreciation on interest rate swaps	—	(94)	—	(94)
Total	$657	$2,047	$—	$2,704

*	Futures contracts, forward currency contracts and interest rate swaps are not included in the investment portfolio.

American Funds Emerging Markets Bond Fund	13

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the securities held by the fund may decline — sometimes rapidly or unpredictably — due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental, governmental agency or central bank responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation against the issuer, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by the fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. A general rise in interest rates may cause investors to sell debt securities on a large scale, which could also adversely affect the price and liquidity of debt securities and could also result in increased redemptions from the fund. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund failing to recoup the full amount of its initial investment and having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer or guarantor will weaken or be perceived to be weaker, and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. A downgrade or default affecting any of the fund’s securities could cause the value of the fund’s shares to decrease. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in seeking to assess credit and default risks.

Investing in lower rated debt instruments — Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in junk bonds.

Investing in derivatives — The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional securities, such as stocks and bonds. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a derivative instrument may expose the fund to losses in excess of its initial investment. Derivatives may be difficult to value, difficult for the fund to buy or sell at an opportune time or price and difficult to terminate or otherwise offset. The fund’s use of derivatives may result in losses to the fund, and investing in derivatives may reduce the fund’s returns and increase the fund’s price volatility. The fund’s counterparty to a derivative transaction (including, if applicable, the fund’s clearing broker, the derivatives exchange or the clearinghouse) may be unable or unwilling to honor its financial obligations in respect of the transaction.

Liquidity risk — Certain fund holdings may be or become difficult or impossible to sell, particularly during times of market turmoil. Illiquidity may result from the lack of an active market for a holding, legal or contractual restrictions on resale, or the reduced number and capacity of market participants to make a market in such holding. Market prices for less liquid or illiquid holdings may be volatile, and reduced liquidity may have an adverse impact on the market price of such holdings. Additionally, the sale of less liquid or illiquid holdings may involve substantial delays (including delays in settlement) and additional costs and the fund may be unable to sell such holdings when necessary to meet its liquidity needs or may be forced to sell at a loss.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations or revenues outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due

14	American Funds Emerging Markets Bond Fund

to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as nationalization, currency blockage or the imposition of price controls or punitive taxes, each of which could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, emerging market countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the fund’s net asset value. Additionally, emerging markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by banks, agents and depositories that are less established than those in developed countries.

Currency — The prices of, and the income generated by, many debt securities held by the fund may also be affected by changes in relative currency values. If the U.S. dollar appreciates against foreign currencies, the value in U.S. dollars of the fund’s securities denominated in such currencies would generally fall and vice versa. U.S. dollar-denominated securities of foreign issuers may also be affected by changes in relative currency values.

Nondiversification risk — As a nondiversified fund, the fund has the ability to invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund. Poor performance by a single large holding could adversely impact the fund’s investment results more than if the fund were invested in a larger number of issuers.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses, including models, tools and data, employed by the investment adviser in this process may be flawed or incorrect and may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Certain investment techniques

Index-linked bonds — The fund has invested in index-linked bonds, which are fixed-income securities whose principal value is periodically adjusted to a government price index. Over the life of an index-linked bond, interest is paid on the adjusted principal value. Increases or decreases in the principal value of index-linked bonds are recorded as interest income in the fund’s statement of operations.

Futures contracts — The fund has entered into futures contracts, which provide for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument for a specified price, date, time and place designated at the time the contract is made. Futures contracts are used to strategically manage the fund’s interest rate sensitivity by increasing or decreasing the duration of the fund or a portion of the fund’s portfolio.

Upon entering into futures contracts, and to maintain the fund’s open positions in futures contracts, the fund is required to deposit with a futures broker, or FCM, in a segregated account in the name of the FCM an amount of cash, U.S. government securities or other liquid securities, known as initial margin. The margin required for a particular futures contract is set by the exchange on which the contract is traded to serve as collateral, and may be significantly modified from time to time by the exchange during the term of the contract. Securities deposited as initial margin, if any, are disclosed in the investment portfolio and cash deposited as initial margin, if any, is reflected as restricted cash pledged for futures contracts in the fund’s statement of assets and liabilities.

On a daily basis, the fund pays or receives variation margin based on the increase or decrease in the value of the futures contracts and records variation margin on futures contracts in the statement of assets and liabilities. In addition, the fund segregates liquid assets equivalent to the fund’s outstanding obligations under the contract in excess of the initial margin and variation margin, if any. Futures

American Funds Emerging Markets Bond Fund	15

contracts may involve a risk of loss in excess of the variation margin shown on the fund’s statement of assets and liabilities. The fund records realized gains or losses at the time the futures contract is closed or expires. Net realized gains or losses and net unrealized appreciation or depreciation from futures contracts are recorded in the fund’s statement of operations. The average month-end notional amount of futures contracts while held was $15,700,000.

Forward currency contracts — The fund has entered into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The fund’s investment adviser uses forward currency contracts to manage the fund’s exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

On a daily basis, the fund’s investment adviser values forward currency contracts and records unrealized appreciation or depreciation for open forward currency contracts in the fund’s statement of assets and liabilities. Realized gains or losses are recorded at the time the forward currency contract is closed or offset by another contract with the same broker for the same settlement date and currency.

Closed forward currency contracts that have not reached their settlement date are included in the respective receivables or payables for closed forward currency contracts in the fund’s statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from open forward currency contracts are recorded in the fund’s statement of operations. The average month-end notional amount of open forward currency contracts while held was $76,752,000.

Interest rate swaps — The fund has entered into interest rate swap contracts, which are agreements to exchange one stream of future interest payments for another based on a specified notional amount. Typically, interest rate swaps exchange a fixed interest rate for a payment that floats relative to a benchmark or vice versa. The fund’s investment adviser uses interest rate swaps to seek to manage the interest rate sensitivity of the fund by increasing or decreasing the duration of the fund or a portion of the fund’s portfolio. Risks may arise as a result of the fund’s investment adviser incorrectly anticipating changes in interest rates, increased volatility, reduced liquidity and the potential inability of counterparties to meet the terms of their agreements.

Upon entering into an interest rate swap contract, the fund is required to deposit cash, U.S. government securities or other liquid securities, which is known as initial margin. Generally, the initial margin required for a particular interest rate swap is set and held as collateral by the clearinghouse on which the contract is cleared. The amount of initial margin required may be significantly modified from time to time by the clearinghouse during the term of the contract.

On a daily basis, the fund’s investment adviser records daily interest accruals related to the exchange of future payments as a receivable and payable in the fund’s statement of assets and liabilities. The fund also pays or receives a variation margin based on the increase or decrease in the value of the interest rate swaps, including accrued interest, and records variation margin on interest rate swaps in the statement of assets and liabilities. The fund records realized gains and losses on both the net accrued interest and any gain or loss recognized at the time the interest rate swap is closed or expires. Net realized gains or losses, as well as any net unrealized appreciation or depreciation, from interest rate swaps are recorded in the fund’s statement of operations. The average month-end notional amount of interest rate swaps while held was $11,896,000.

Credit default swap indices — The fund has entered into centrally cleared credit default swap agreements on credit indices (“CDSI”) that involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified return upon the occurrence of a credit event, such as a default or restructuring, with respect to any of the underlying issuers (reference obligations) in the referenced index. The fund’s investment adviser uses credit default swaps to assume exposure to a diversified portfolio of credits or to hedge against existing credit risks.

CDSI are portfolios of credit instruments or exposures designed to be representative of some part of the credit market, such as the high-yield or investment-grade credit market. CDSI are generally traded using standardized terms, including a fixed spread and standard maturity dates, and reference all the names in the index. If there is a credit event, it is settled based on that name’s weight in the index. The composition of the underlying issuers or obligations within a particular index may change periodically, usually every six months. A specified credit event may affect all or individual underlying reference obligations included in the index, and will be settled based upon the relative weighting of the affected obligation(s) within the index. The value of each CDSI can be used as a measure of the current payment/performance risk of the CDSI and represents the likelihood of an expected liability or profit should the notional amount of the CDSI be closed or sold as of the period end. An increasing value, as compared to the notional amount of the CDSI, represents a deterioration of the referenced indices’ credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. When the fund provides sell protection, its maximum exposure is the notional amount of the credit default swap agreement.

16	American Funds Emerging Markets Bond Fund

Upon entering into a centrally cleared CDSI contract, the fund is required to deposit with a derivatives clearing member (“DCM”) in a segregated account in the name of the DCM an amount of cash, U.S. government securities or other liquid securities, which is known as initial margin. Generally, the initial margin required for a particular credit default swap is set and held as collateral by the clearinghouse on which the contract is cleared. The amount of initial margin required may be significantly modified from time to time by the clearinghouse during the term of the contract. Securities deposited as initial margin are designated on the investment portfolio.

On a daily basis, interest accruals related to the exchange of future payments are recorded as a receivable and payable in the fund’s statement of assets and liabilities. The fund also pays or receives a variation margin based on the increase or decrease in the value of the CDSI, and records variation margin in the statement of assets and liabilities. The fund records realized gains and losses on both the net accrued interest and any gain or loss recognized at the time the swap is closed or expires. Net realized gains or losses, as well as any net unrealized appreciation or depreciation, from credit default swaps are recorded in the fund’s statement of operations. As of December 31, 2018, the fund did not have any credit default swaps. The average month-end notional amount of credit default swaps while held was $3,893,000.

The following tables present the financial statement impacts resulting from the fund’s use of futures contracts, forward currency contracts, interest rate swaps and credit default swaps as of, or for the year ended, December 31, 2018 (dollars in thousands):

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Futures	Interest	Unrealized appreciation*	$657	Unrealized depreciation*	$—
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	2,664	Unrealized depreciation on open forward currency contracts	672
Swaps	Interest	Unrealized appreciation*	149	Unrealized depreciation*	94
			$3,470		$766

		Net realized gain (loss)		Net unrealized appreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Futures	Interest	Net realized gain on futures contracts	$201	Net unrealized appreciation on futures contracts	$657
Forward currency	Currency	Net realized gain on forward currency contracts	4,910	Net unrealized appreciation on forward currency contracts	2,460
Swaps	Interest	Net realized gain on swap contracts	271	Net unrealized appreciation on swap contracts	42
Swaps	Credit	Net realized loss on swap contracts	(57)	Net unrealized appreciation on swap contracts	—
			$5,325		$3,159

*	Includes cumulative appreciation/depreciation on futures contracts and interest rate swaps as reported in the applicable tables following the fund’s investment portfolio. Only current day’s variation margin is reported within the statement of assets and liabilities.

Collateral — The fund participates in a collateral program that calls for the fund to either receive or pledge highly liquid assets, such as cash or U.S. government securities, as collateral due to its use of futures contracts, forward currency contracts, interest rate swaps and credit default swaps. For futures contracts, interest rate swaps and credit default swaps, the program calls for the fund to pledge collateral for initial and variation margin by contract. For forward currency contracts, the program calls for the fund to either receive or pledge collateral based on the net gain or loss on unsettled forward currency contracts by counterparty. The purpose of the collateral is to cover potential losses that could occur in the event that either party cannot meet its contractual obligation. Non-cash collateral pledged by the fund, if any, is disclosed in the fund’s investment portfolio, and cash collateral pledged by the fund, if any, is held in a segregated account with the fund’s custodian, which is reflected as pledged cash in the fund’s statement of assets and liabilities.

Rights of offset — The fund has entered into enforceable master netting agreements with certain counterparties for forward currency contracts, where on any date amounts payable by each party to the other (in the same currency with respect to the same transaction) may be closed or offset by each party’s payment obligation. If an early termination date occurs under these agreements following an event of default or termination event, all obligations of each party to its counterparty are settled net through a single payment in a single currency (“close-out netting”). For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to these master netting arrangements in the statement of assets and liabilities.

American Funds Emerging Markets Bond Fund	17

The following table presents the fund’s forward currency contracts by counterparty that are subject to master netting agreements but that are not offset in the fund’s statement of assets and liabilities. The net amount column shows the impact of offsetting on the fund’s statement of assets and liabilities as of December 31, 2018, if close-out netting was exercised (dollars in thousands):

	Gross amounts recognized in the	Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement
Counterparty	statement of assets and liabilities	Available to offset	Non-cash collateral*	Cash collateral	Net amount
Assets:
Bank of New York Mellon	$67	$—	$—	$—	$67
Citibank	1,425	(126)	—	(1,299)	—
Goldman Sachs	400	(203)	—	(197)	—
HSBC Bank	17	(17)	—	—	—
JPMorgan Chase	755	(91)	—	(664)	—
Total	$2,664	$(437)	$—	$(2,160)	$67
Liabilities:
Bank of America, N.A.	$138	$—	$(138)	$—	$—
Citibank	126	(126)	—	—	—
Goldman Sachs	203	(203)	—	—	—
HSBC Bank	71	(17)	—	—	54
JPMorgan Chase	91	(91)	—	—	—
Morgan Stanley	24	—	—	—	24
UBS AG	19	—	—	—	19
Total	$672	$(437)	$(138)	$—	$97

*	Non-cash collateral is shown on a settlement basis.

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended December 31, 2018, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any significant interest or penalties.

The fund’s tax returns are not subject to examination by federal, state and, if applicable, non-U.S. tax authorities after the expiration of each jurisdiction’s statute of limitations, which is generally three years after the date of filing but can be extended in certain jurisdictions.

Non-U.S. taxation — Interest income is recorded net of non-U.S. taxes paid. The fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. Gains realized by the fund on the sale of securities in certain countries, if any, may be subject to non-U.S. taxes. If applicable, the fund records an estimated deferred tax liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; cost of investments sold; net capital losses; non-U.S. taxes on capital gains; amortization of premiums and discounts and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes.

During the year ended December 31, 2018, the fund reclassified $5,000 from total accumulated loss to capital paid in on shares of beneficial interest to align financial reporting with tax reporting.

18	American Funds Emerging Markets Bond Fund

As of December 31, 2018, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investments were as follows (dollars in thousands):

Distributions in excess of ordinary income	$1,236
Late year loss deferral*	(7,696)
Capital loss carryforward†	(6,233)
Gross unrealized appreciation on investments	6,664
Gross unrealized depreciation on investments	(66,920)
Net unrealized depreciation on investments	(60,256)
Cost of investments	741,921

*	This deferral is considered incurred in the subsequent year.
†	The capital loss carryforward will be used to offset any capital gains realized by the fund in future years. The fund will not make distributions from capital gains while a capital loss carryforward remains.

For the year ended December 31, 2018, the fund’s distributions exceeded total taxable income and net realized gains or losses resulting in a return of capital for tax purposes. Distributions paid or accrued were characterized for tax purposes as follows (dollars in thousands):

	Year ended December 31, 2018						Year ended December 31, 2017
Share class	Ordinary income	Long-term capital gains		Return of capital		Total paid or accrued	Ordinary income		Long-term capital gains		Total paid or accrued
Class A	$16,699	$49		$522		$17,270	$7,387		$196		$7,583
Class B1							—	[2]	—		—	[2]
Class C	920	3		29		952	280		13		293
Class T3	1	—	[2]	—	[2]	1	1		—	[2]	1
Class F-1	851	2		26		879	358		19		377
Class F-2	10,356	33		324		10,713	2,009		64		2,073
Class F-3[4]	2,498	7		78		2,583	408		22		430
Class 529-A	328	1		10		339	115		4		119
Class 529-B1							—	[2]	—		—	[2]
Class 529-C	48	—	[2]	2		50	21		1		22
Class 529-E	31	—	[2]	1		32	11		—	[2]	11
Class 529-T3	1	—	[2]	—	[2]	1	1		—	[2]	1
Class 529-F-1	61	—	[2]	2		63	31		1		32
Class R-1	5	—	[2]	—	[2]	5	5		—	[2]	5
Class R-2	34	—	[2]	1		35	20		—	[2]	20
Class R-2E	24	—	[2]	1		25	2		—	[2]	2
Class R-3	67	—	[2]	2		69	17		1		18
Class R-4	39	—	[2]	1		40	6		—	[2]	6
Class R-5E	4	—	[2]	—	[2]	4	2		—	[2]	2
Class R-5	24	—	[2]	1		25	6		—	[2]	6
Class R-6	7,533	26		236		7,795	7		—	[2]	7
Total	$39,524	$121		$1,236		$40,881	$10,687		$321		$11,008

[1]	Class B and 529-B shares were fully liquidated on May 5, 2017.
[2]	Amount less than one thousand.
[3]	Class T and 529-T shares began investment operations on April 7, 2017.
[4]	Class F-3 shares began investment operations on January 27, 2017.

7. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors,® Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on an annual rate of 0.570% of daily net assets. For the year ended December 31, 2018, the investment advisory services fee was $3,714,000.

American Funds Emerging Markets Bond Fund	19

Miscellaneous fee reimbursements — CRMC has agreed to reimburse a portion of miscellaneous fees and expenses of the fund during its startup period. This reimbursement may be adjusted or discontinued by CRMC, subject to any restrictions in the fund’s prospectus. For the year ended December 31, 2018, total fees and expenses reimbursed by CRMC were $354,000. Fees and expenses in the statement of operations are presented gross of any reimbursements from CRMC.

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, F-3, R-5E, R-5 and R-6 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 1.00% as noted in this section. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

Share class	Currently approved limits	Plan limits
Class A	0.30%	0.30%
Class 529-A	0.30	0.50
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class R-2E	0.60	0.85
Classes 529-E and R-3	0.50	0.75
Classes T, F-1, 529-T, 529-F-1 and R-4	0.25	0.50

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limits are not exceeded. As of December 31, 2018, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A shares.

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to Class A, C, T, F, 529 and R shares. Administrative services are provided by CRMC to help assist third parties providing non-distribution services to fund shareholders. These services include providing in depth information on the fund and market developments that impact fund investments. Administrative services also include, but are not limited to, coordinating, monitoring and overseeing third parties that provide services to fund shareholders. The agreement between the fund and CRMC provides the fund the ability to charge an administrative services fee of 0.05% of average daily net assets for all share classes. Currently Class A shares pay an annual fee of 0.01% of average daily net assets (which could be increased as noted above) and Class C, T, F, 529 and R shares pay an annual fee of 0.05% of their respective average daily net assets.

529 plan services — Each 529 share class is subject to service fees to compensate the Virginia College Savings Plan (“Virginia529”) for its oversight and administration of the CollegeAmerica 529 college savings plan. The fee is based on the combined net assets invested in Class 529 and ABLE shares of the American Funds. Class ABLE shares are offered on other American Funds by Virginia529 through ABLEAmerica, a tax-advantaged savings program for individuals with disabilities. The quarterly fee is based on a series of decreasing annual rates beginning with 0.10% on the first $20 billion of the combined net assets invested in the American Funds and decreasing to 0.03% on such assets in excess of $100 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 and ABLE shares of the American Funds for the last month of the prior calendar quarter. The fee is included in other expenses in the fund’s statement of operations. Virginia529 is not considered a related party to the fund.

20	American Funds Emerging Markets Bond Fund

For the year ended December 31, 2018, class-specific expenses under the agreements were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services		Administrative services		529 plan services
Class A	$707	$313		$28		Not applicable
Class C	179	19		9		Not applicable
Class T	—	—	*	—	*	Not applicable
Class F-1	37	19		7		Not applicable
Class F-2	Not applicable	162		84		Not applicable
Class F-3	Not applicable	36		20		Not applicable
Class 529-A	11	6		3		$4
Class 529-C	9	1		1		—	*
Class 529-E	3	—	*	—	*	—	*
Class 529-T	—	—	*	—	*	—	*
Class 529-F-1	—	1		1		1
Class R-1	1	—	*	—	*	Not applicable
Class R-2	4	1		—	*	Not applicable
Class R-2E	2	1		—	*	Not applicable
Class R-3	6	2		1		Not applicable
Class R-4	2	1		—	*	Not applicable
Class R-5E	Not applicable	—	*	—	*	Not applicable
Class R-5	Not applicable	—	*	—	*	Not applicable
Class R-6	Not applicable	—	*	59		Not applicable
Total class-specific expenses	$961	$562		$213		$5

*	Amount less than one thousand.

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation in the fund’s statement of operations reflects the current fees (either paid in cash or deferred) and a net increase or decrease in the value of the deferred amounts.

Affiliated officers and trustees — Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from the fund.

Security transactions with related funds — The fund may purchase from, or sell securities to, other funds managed by CRMC (or funds managed by certain affiliates of CRMC) under procedures adopted by the fund’s board of trustees. The funds involved in such transactions are considered related by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers. When such transactions occur, each transaction is executed at the current market price of the security and no brokerage commissions or fees are paid in accordance with Rule 17a-7 of the 1940 Act.

Interfund lending — Pursuant to an exemptive order issued by the SEC, the fund, along with other CRMC-managed funds (or funds managed by certain affiliates of CRMC), may participate in an interfund lending program. The program provides an alternate credit facility that permits the funds to lend or borrow cash for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. The fund did not lend or borrow cash through the interfund lending program at any time during the year ended December 31, 2018.

8. Committed line of credit

The fund participates with other funds managed by CRMC (or funds managed by certain affiliates of CRMC) in a $1.5 billion credit facility (the “line of credit”) to be utilized for temporary purposes to support shareholder redemptions. The fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which are reflected in other expenses in the fund’s statement of operations. The fund did not borrow on this line of credit at any time during the year ended December 31, 2018.

American Funds Emerging Markets Bond Fund	21

9. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales[1]				Reinvestments of distributions				Repurchases[1]		Net increase (decrease)
Share class	Amount		Shares		Amount		Shares		Amount	Shares	Amount	Shares

Year ended December 31, 2018

Class A	$180,789		17,914		$13,660		1,411		$(81,095)	(8,460)	$113,354	10,865
Class C	13,696		1,352		926		95		(7,677)	(791)	6,945	656
Class T	—		—		—		—		—	—	—	—
Class F-1	19,251		1,883		851		86		(28,102)	(2,755)	(8,000)	(786)
Class F-2	217,146		21,532		10,686		1,108		(109,497)	(11,544)	118,335	11,096
Class F-3	38,567		3,860		2,378		247		(11,966)	(1,250)	28,979	2,857
Class 529-A	4,019		399		336		35		(1,781)	(186)	2,574	248
Class 529-C	811		80		49		5		(369)	(38)	491	47
Class 529-E	490		51		32		3		(88)	(9)	434	45
Class 529-T	—		—		1		—	[2]	—	—	1	— [2]
Class 529-F-1	991		103		62		6		(228)	(24)	825	85
Class R-1	31		3		4		1		(29)	(3)	6	1
Class R-2	518		51		33		4		(99)	(10)	452	45
Class R-2E	554		54		23		2		(9)	(1)	568	55
Class R-3	838		82		67		7		(277)	(30)	628	59
Class R-4	727		72		39		4		(177)	(18)	589	58
Class R-5E	116		13		2		—	[2]	(1)	— [2]	117	13
Class R-5	204		20		23		3		(29)	(3)	198	20
Class R-6	172,634		16,711		7,793		819		(7,356)	(789)	173,071	16,741
Total net increase (decrease)	$651,382		64,180		$36,965		3,836		$(248,780)	(25,911)	$439,567	42,105

Year ended December 31, 2017

Class A	$158,897		15,329		$4,366		420		$(21,688)	(2,084)	$141,575	13,665
Class B3	—	[2]	—	[2]	—	[2]	—	[2]	(10)	(1)	(10)	(1)
Class C	13,747		1,321		285		28		(1,771)	(171)	12,261	1,178
Class T4	10		1		—		—		—	—	10	1
Class F-1	20,326		1,966		375		36		(2,425)	(234)	18,276	1,768
Class F-2	73,440		7,097		2,041		197		(17,034)	(1,634)	58,447	5,660
Class F-3[5]	24,112		2,307		361		35		(1,698)	(164)	22,775	2,178
Class 529-A	3,227		311		118		12		(275)	(26)	3,070	297
Class 529-B3	—		—		—	[2]	—	[2]	(11)	(1)	(11)	(1)
Class 529-C	617		60		22		2		(236)	(23)	403	39
Class 529-E	295		28		12		1		(22)	(2)	285	27
Class 529-T4	10		1		—	[2]	—	[2]	—	—	10	1
Class 529-F-1	1,041		100		31		3		(454)	(44)	618	59
Class R-1	14		1		3		—	[2]	— [2]	— [2]	17	1
Class R-2	243		24		20		1		(205)	(20)	58	5
Class R-2E	—		—		—		—		—	—	—	—
Class R-3	682		66		15		1		(56)	(5)	641	62
Class R-4	293		29		5		—		(39)	(4)	259	25
Class R-5E	—		—		—		—		—	—	—	—
Class R-5	275		26		5		1		(19)	(2)	261	25
Class R-6	169		16		6		1		(25)	(2)	150	15
Total net increase (decrease)	$297,398		28,683		$7,665		738		$(45,968)	(4,417)	$259,095	25,004

[1]	Includes exchanges between share classes of the fund.
[2]	Amount less than one thousand.
[3]	Class B and 529-B shares were fully liquidated on May 5, 2017.
[4]	Class T and 529-T shares began investment operations on April 7, 2017.
[5]	Class F-3 shares began investment operations on January 27, 2017.

22	American Funds Emerging Markets Bond Fund

10. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $652,284,000 and $224,365,000, respectively, during the year ended December 31, 2018.

American Funds Emerging Markets Bond Fund	23

Financial highlights

		(Loss) income from investment operations[1]			Dividends, distributions and return of capital
Period ended	Net asset value, beginning of period	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)		Return of capital	Total dividends, distributions and return of capital	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)		Ratio of expenses to average net assets before reimburse- ments		Ratio of expenses to average net assets after reimburse- ments[2]		Ratio of net income to average net assets[2]
Class A:
12/31/2018	$10.38	$.61	$(1.04)	$(.43)	$(.58)	$—	[4]	$(.02)	$(.60)	$9.35	(4.23)%	$285		1.06%		1.01%		6.23%
12/31/2017	9.77	.62	.62	1.24	(.61)	(.02)		—	(.63)	10.38	12.93	203		1.25		1.01		6.00
12/31/2016[5,6]	10.00	.40	(.24)	.16	(.37)	—		(.02)	(.39)	9.77	1.58 [7,8]	58		1.00	[8,9]	.93	[8,9]	5.74	[8,9]
Class C:
12/31/2018	10.38	.53	(1.04)	(.51)	(.50)	—	[4]	(.02)	(.52)	9.35	(4.98)	18		1.85		1.80		5.43
12/31/2017	9.77	.54	.62	1.16	(.53)	(.02)		—	(.55)	10.38	12.08	13		2.04		1.78		5.19
12/31/2016[5,10]	10.19	.22	(.43)	(.21)	(.20)	—		(.01)	(.21)	9.77	(2.09)[7]	1		.80	[7]	.73	[7]	2.26	[7]
Class T:
12/31/2018	10.38	.63	(1.04)	(.41)	(.60)	—	[4]	(.02)	(.62)	9.35	(4.02)[8]	—	[11]	.86	[8]	.81	[8]	6.45	[8]
12/31/2017[5,12]	10.22	.47	.18	.65	(.47)	(.02)		—	(.49)	10.38	6.45 [7,8]	—	[11]	1.04	[8,9]	.79	[8,9]	6.20	[8,9]
Class F-1:
12/31/2018	10.38	.60	(1.04)	(.44)	(.57)	—	[4]	(.02)	(.59)	9.35	(4.29)	10		1.13		1.10		5.99
12/31/2017	9.77	.62	.62	1.24	(.61)	(.02)		—	(.63)	10.38	12.87	20		1.35		1.05		5.98
12/31/2016[5,10]	10.19	.25	(.44)	(.19)	(.22)	—		(.01)	(.23)	9.77	(1.86)[7]	1		.55	[7]	.46	[7]	2.54	[7]
Class F-2:
12/31/2018	10.38	.63	(1.04)	(.41)	(.60)	—	[4]	(.02)	(.62)	9.35	(4.01)	164		.83		.78		6.48
12/31/2017	9.77	.64	.62	1.26	(.63)	(.02)		—	(.65)	10.38	13.14	67		1.04		.79		6.20
12/31/2016[5,10]	10.19	.25	(.43)	(.18)	(.23)	—		(.01)	(.24)	9.77	(1.81)[7]	8		.58	[7]	.42	[7]	2.54	[7]
Class F-3:
12/31/2018	10.38	.63	(1.04)	(.41)	(.60)	—	[4]	(.02)	(.62)	9.35	(4.00)	47		.82		.75		6.53
12/31/2017[5,13]	9.91	.60	.48	1.08	(.59)	(.02)		—	(.61)	10.38	11.13 [7]	23		1.08	[9]	.80	[9]	6.19	[9]
Class 529-A:
12/31/2018	10.38	.60	(1.04)	(.44)	(.57)	—	[4]	(.02)	(.59)	9.35	(4.28)	6		1.11		1.06		6.19
12/31/2017	9.77	.61	.62	1.23	(.60)	(.02)		—	(.62)	10.38	12.79	4		1.39		1.15		5.87
12/31/2016[5,10]	10.19	.25	(.44)	(.19)	(.22)	—		(.01)	(.23)	9.77	(1.88)[7]	1		.56	[7]	.49	[7]	2.52	[7]

24	American Funds Emerging Markets Bond Fund

		(Loss) income from investment operations[1]			Dividends, distributions and return of capital
Period ended	Net asset value, beginning of period	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)		Return of capital	Total dividends, distributions and return of capital	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)		Ratio of expenses to average net assets before reimburse- ments		Ratio of expenses to average net assets after reimburse- ments[2]		Ratio of net income to average net assets[2]
Class 529-C:
12/31/2018	$10.38	$.53	$(1.04)	$(.51)	$(.50)	$—	[4]	$(.02)	$(.52)	$9.35	(5.01)%	$1		1.87%		1.82%		5.42%
12/31/2017	9.77	.54	.62	1.16	(.53)	(.02)		—	(.55)	10.38	12.06 [8]	1		2.03	[8]	1.80	[8]	5.21	[8]
12/31/2016[5,10]	10.19	.23	(.43)	(.20)	(.21)	—		(.01)	(.22)	9.77	(1.99)[7,8]	—	[11]	.72	[7,8]	.64	[7,8]	2.31	[7,8]
Class 529-E:
12/31/2018	10.38	.58	(1.04)	(.46)	(.55)	—	[4]	(.02)	(.57)	9.35	(4.49)	1		1.33		1.26		6.12
12/31/2017	9.77	.60	.62	1.22	(.59)	(.02)		—	(.61)	10.38	12.71	—	[11]	1.47		1.24		5.76
12/31/2016[5,10]	10.19	.24	(.43)	(.19)	(.22)	—		(.01)	(.23)	9.77	(1.89)[7,8]	—	[11]	.55	[7,8]	.49	[7,8]	2.40	[7,8]
Class 529-T:
12/31/2018	10.38	.62	(1.04)	(.42)	(.59)	—	[4]	(.02)	(.61)	9.35	(4.08)[8]	—	[11]	.92	[8]	.87	[8]	6.36	[8]
12/31/2017[5,12]	10.22	.47	.18	.65	(.47)	(.02)		—	(.49)	10.38	6.40 [7,8]	—	[11]	1.10	[8,9]	.85	[8,9]	6.14	[8,9]
Class 529-F-1:
12/31/2018	10.38	.62	(1.04)	(.42)	(.59)	—	[4]	(.02)	(.61)	9.35	(4.08)	1		.90		.84		6.51
12/31/2017	9.77	.63	.63	1.26	(.63)	(.02)		—	(.65)	10.38	13.12	1		1.08		.85		6.11
12/31/2016[5,10]	10.19	.25	(.43)	(.18)	(.23)	—		(.01)	(.24)	9.77	(1.78)[7]	—	[11]	.47	[7]	.37	[7]	2.55	[7]
Class R-1:
12/31/2018	10.38	.56	(1.04)	(.48)	(.53)	—	[4]	(.02)	(.55)	9.35	(4.76)[8]	—	[11]	1.64	[8]	1.57	[8]	5.63	[8]
12/31/2017	9.77	.57	.62	1.19	(.56)	(.02)		—	(.58)	10.38	12.37 [8]	—	[11]	1.73	[8]	1.52	[8]	5.51	[8]
12/31/2016[5,10]	10.19	.25	(.43)	(.18)	(.23)	—		(.01)	(.24)	9.77	(1.77)[7,8]	—	[11]	.40	[7,8]	.36	[7,8]	2.49	[7,8]
Class R-2:
12/31/2018	10.38	.55	(1.04)	(.49)	(.52)	—	[4]	(.02)	(.54)	9.35	(4.84)	1		1.70		1.64		5.67
12/31/2017	9.77	.57	.62	1.19	(.56)	(.02)		—	(.58)	10.38	12.39 [8]	—	[11]	1.71	[8]	1.50	[8]	5.52	[8]
12/31/2016[5,10]	10.19	.23	(.43)	(.20)	(.21)	—		(.01)	(.22)	9.77	(1.99)[7,8]	—	[11]	.68	[7,8]	.62	[7,8]	2.34	[7,8]
Class R-2E:
12/31/2018	10.38	.58	(1.04)	(.46)	(.55)	—	[4]	(.02)	(.57)	9.35	(4.51)	1		1.48		1.42		5.89
12/31/2017	9.77	.65	.62	1.27	(.64)	(.02)		—	(.66)	10.38	13.29 [8]	—	[11]	1.01	[8]	.70	[8]	6.33	[8]
12/31/2016[5,10]	10.19	.25	(.43)	(.18)	(.23)	—		(.01)	(.24)	9.77	(1.77)[7,8]	—	[11]	.39	[7,8]	.35	[7,8]	2.46	[7,8]

See end of table for footnotes.

American Funds Emerging Markets Bond Fund	25

Financial highlights (continued)

		(Loss) income from investment operations[1]			Dividends, distributions and return of capital
Period ended	Net asset value, beginning of period	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)		Return of capital	Total dividends, distributions and return of capital	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)		Ratio of expenses to average net assets before reimburse- ments		Ratio of expenses to average net assets after reimburse- ments[2]		Ratio of net income to average net assets[2]
Class R-3:
12/31/2018	$10.38	$.58	$(1.04)	$(.46)	$(.55)	$—	[4]	$(.02)	$(.57)	$9.35	(4.52)%	$1		1.36%		1.31%		5.91%
12/31/2017	9.77	.59	.63	1.22	(.59)	(.02)		—	(.61)	10.38	12.70	1		1.52		1.27		5.73
12/31/2016[5,10]	10.19	.25	(.43)	(.18)	(.23)	—		(.01)	(.24)	9.77	(1.81)[7,8]	—	[11]	.46	[7,8]	.41	[7,8]	2.47	[7,8]
Class R-4:
12/31/2018	10.38	.61	(1.04)	(.43)	(.58)	—	[4]	(.02)	(.60)	9.35	(4.26)	1		1.09		1.03		6.24
12/31/2017	9.77	.63	.62	1.25	(.62)	(.02)		—	(.64)	10.38	13.03	—	[11]	1.22		.96		6.03
12/31/2016[5,10]	10.19	.25	(.43)	(.18)	(.23)	—		(.01)	(.24)	9.77	(1.76)[7,8]	—	[11]	.39	[7,8]	.35	[7,8]	2.46	[7,8]
Class R-5E:
12/31/2018	10.38	.63	(1.04)	(.41)	(.60)	—	[4]	(.02)	(.62)	9.35	(4.03)	—	[11]	.86		.76		6.90
12/31/2017	9.77	.65	.62	1.27	(.64)	(.02)		—	(.66)	10.38	13.29	—	[11]	.99		.69		6.33
12/31/2016[5,10]	10.19	.25	(.43)	(.18)	(.23)	—		(.01)	(.24)	9.77	(1.76)[7]	—	[11]	.39	[7]	.35	[7]	2.46	[7]
Class R-5:
12/31/2018	10.38	.63	(1.04)	(.41)	(.60)	—	[4]	(.02)	(.62)	9.35	(3.98)	—	[11]	.80		.74		6.54
12/31/2017	9.77	.65	.62	1.27	(.64)	(.02)		—	(.66)	10.38	13.23	—	[11]	1.00		.74		6.27
12/31/2016[5,10]	10.19	.25	(.43)	(.18)	(.23)	—		(.01)	(.24)	9.77	(1.76)[7]	—	[11]	.38	[7]	.34	[7]	2.47	[7]
Class R-6:
12/31/2018	10.38	.64	(1.04)	(.40)	(.61)	—	[4]	(.02)	(.63)	9.35	(3.95)	157		.72		.66		6.69
12/31/2017	9.77	.64	.62	1.26	(.63)	(.02)		—	(.65)	10.38	13.17	—	[11]	1.00		.79		6.20
12/31/2016[5,10]	10.19	.25	(.43)	(.18)	(.23)	—		(.01)	(.24)	9.77	(1.78)[7]	—	[11]	.41	[7]	.37	[7]	2.48	[7]

	Year ended December 31		For the period
	2018	2017	4/22/2016 to 12/31/2016[5,6,7]
Portfolio turnover rate for all share classes	38%	35%	43%

[1]	Based on average shares outstanding.
[2]	This column reflects the impact, if any, of certain reimbursements from CRMC. During the periods shown, CRMC reimbursed a portion of other fees and expenses.
[3]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[4]	Amount less than $.01.
[5]	Based on operations for a period that is less than a full year.
[6]	For the period April 22, 2016, commencement of operations, through December 31, 2016.
[7]	Not annualized.
[8]	All or a significant portion of assets in this class consisted of seed capital invested by CRMC and/or its affiliates. Fees for distribution services are not charged or accrued on these seed capital assets. If such fees were paid by the fund on seed capital assets, fund expenses would have been higher and net income and total return would have been lower.
[9]	Annualized.
[10]	This share class began investment operations on July 29, 2016.
[11]	Amount less than $1 million.
[12]	Class T and 529-T shares began investment operations on April 7, 2017.
[13]	Class F-3 shares began investment operations on January 27, 2017.

See notes to financial statements

26	American Funds Emerging Markets Bond Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of American Funds Emerging Markets Bond Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of American Funds Emerging Markets Bond Fund (the “Fund”), including the summary investment portfolio, as of December 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period April 22, 2016 (commencement of operations) to December 31, 2016, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period April 22, 2016 (commencement of operations) to December 31, 2016, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Costa Mesa, California
February 14, 2019

We have served as the auditor of one or more American Funds investment companies since 1956.

American Funds Emerging Markets Bond Fund	27

Expense example	unaudited

As a fund shareholder, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (July 1, 2018, through December 31, 2018).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2, F-3 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

28	American Funds Emerging Markets Bond Fund

	Beginning account value 7/1/2018	Ending account value 12/31/2018	Expenses paid during period*	Annualized expense ratio
Class A – actual return	$1,000.00	$1,010.78	$4.87	.96%
Class A – assumed 5% return	1,000.00	1,020.37	4.89	.96
Class C – actual return	1,000.00	1,006.76	8.85	1.75
Class C – assumed 5% return	1,000.00	1,016.38	8.89	1.75
Class T – actual return	1,000.00	1,011.84	3.80	.75
Class T – assumed 5% return	1,000.00	1,021.42	3.82	.75
Class F-1 – actual return	1,000.00	1,010.39	5.27	1.04
Class F-1 – assumed 5% return	1,000.00	1,019.96	5.30	1.04
Class F-2 – actual return	1,000.00	1,011.91	3.70	.73
Class F-2 – assumed 5% return	1,000.00	1,021.53	3.72	.73
Class F-3 – actual return	1,000.00	1,012.07	3.55	.70
Class F-3 – assumed 5% return	1,000.00	1,021.68	3.57	.70
Class 529-A – actual return	1,000.00	1,010.47	5.17	1.02
Class 529-A – assumed 5% return	1,000.00	1,020.06	5.19	1.02
Class 529-C – actual return	1,000.00	1,006.66	8.95	1.77
Class 529-C – assumed 5% return	1,000.00	1,016.28	9.00	1.77
Class 529-E – actual return	1,000.00	1,009.41	6.13	1.21
Class 529-E – assumed 5% return	1,000.00	1,019.11	6.16	1.21
Class 529-T – actual return	1,000.00	1,011.47	4.16	.82
Class 529-T – assumed 5% return	1,000.00	1,021.07	4.18	.82
Class 529-F-1 – actual return	1,000.00	1,011.59	4.01	.79
Class 529-F-1 – assumed 5% return	1,000.00	1,021.22	4.02	.79
Class R-1 – actual return	1,000.00	1,007.94	7.74	1.53
Class R-1 – assumed 5% return	1,000.00	1,017.49	7.78	1.53
Class R-2 – actual return	1,000.00	1,007.42	8.20	1.62
Class R-2 – assumed 5% return	1,000.00	1,017.04	8.24	1.62
Class R-2E – actual return	1,000.00	1,008.45	7.19	1.42
Class R-2E – assumed 5% return	1,000.00	1,018.05	7.22	1.42
Class R-3 – actual return	1,000.00	1,009.19	6.48	1.28
Class R-3 – assumed 5% return	1,000.00	1,018.75	6.51	1.28
Class R-4 – actual return	1,000.00	1,010.54	5.12	1.01
Class R-4 – assumed 5% return	1,000.00	1,020.11	5.14	1.01
Class R-5E – actual return	1,000.00	1,011.70	3.75	.74
Class R-5E – assumed 5% return	1,000.00	1,021.48	3.77	.74
Class R-5 – actual return	1,000.00	1,012.13	3.50	.69
Class R-5 – assumed 5% return	1,000.00	1,021.73	3.52	.69
Class R-6 – actual return	1,000.00	1,012.46	3.20	.63
Class R-6 – assumed 5% return	1,000.00	1,022.03	3.21	.63

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

Tax information	unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended December 31, 2018:

Long-term capital gains	$117,000
Foreign taxes	$0.01 per share
Foreign source income	$0.64 per share
U.S. government income that may be exempt from state taxation	$24,000

Individual shareholders should refer to their Form 1099 or other tax information, which was mailed in January 2019, to determine the calendar year amounts to be included on their 2018 tax returns. Shareholders should consult their tax advisors.

American Funds Emerging Markets Bond Fund	29

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30	American Funds Emerging Markets Bond Fund

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American Funds Emerging Markets Bond Fund	31

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32	American Funds Emerging Markets Bond Fund

Board of trustees and other officers

Independent trustees1

Name and year of birth	Year first elected a trustee of the fund[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
William H. Baribault, 1945	2015	CEO and President, Richard Nixon Foundation; Chairman of the Board and CEO, Oakwood Enterprises (private investment and consulting)	81	General Finance Corporation
James G. Ellis, 1947	2015	Dean and Professor of Marketing, Marshall School of Business, University of Southern California	91	Mercury General Corporation
Nariman Farvardin, 1956	2018	President, Stevens Institute of Technology	78	None
Mary Davis Holt, 1950	2015–2016 2017	Principal, Mary Davis Holt Enterprises, LLC (leadership development consulting); former Partner, Flynn Heath Holt Leadership, LLC (leadership consulting); former COO, Time Life Inc. (1993–2003)	78	None
R. Clark Hooper, 1946	2015	Private investor	81	None
Merit E. Janow, 1958	2015	Dean and Professor, Columbia University, School of International and Public Affairs	80	Mastercard Incorporated; Trimble Inc.
Laurel B. Mitchell, PhD, 1955	2015	Chair, California Jump$tart Coalition for Personal Financial Literacy; part-time faculty, Pomona College; Professor Emerita, University of Redlands; former Distinguished Professor of Accounting, University of Redlands; former Director, Accounting Program, University of Redlands	78	None
Margaret Spellings, 1957 Chairman of the Board (Independent and Non-Executive)	2015	President, The University of North Carolina; former President, George W. Bush Foundation	82	None
Alexandra Trower, 1964	2018	Executive Vice President, Global Communications and Corporate Officer, The Estée Lauder Companies	77	None

Leonard R. Fuller and Frank M. Sanchez retired from the board on December 31,2018. The trustees thank Mr. Fuller and Mr. Sanchez for their dedication and service to the fund.

Interested trustees4,5

Name, year of birth and position with fund	Year first elected a trustee or officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
Michael C. Gitlin, 1970	2015	Partner — Capital Fixed Income Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.;[6] served as Head of Fixed Income at a large investment management firm prior to joining Capital Research and Management Company in 2015	77	None
Karl J. Zeile, 1966	2019	Partner — Capital Fixed Income Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.[6]	19	None

The fund’s statement of additional information includes further details about fund trustees and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by visiting the American Funds website at americanfunds.com. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

American Funds Emerging Markets Bond Fund	33

Other officers5

Name, year of birth and position with fund	Year first elected an officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund
Robert H. Neithart, 1965 President	2015	Partner — Capital Fixed Income Investors, Capital Research and Management Company;
Partner — Capital Fixed Income Investors, Capital Bank and Trust Company[6];
		Chairman of the Board, Capital Strategy Research, Inc.[6]
Kristine M. Nishiyama, 1970 Executive Vice President	2015	Senior Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company;
		Chair, Senior Vice President, General Counsel and Director, Capital Bank and Trust Company[6]
Luis Freitas De Oliveira, 1967 Senior Vice President	2018	Partner — Capital Fixed Income Investors, Capital Bank and Trust Company;[6] Chairman of the Board, Capital International Sàrl[6] ; Partner — Capital Fixed Income Investors, Capital International Sàrl
Kirstie Spence, 1973 Senior Vice President	2015	Director, Capital Research Company;[6] Vice President and Director, Capital International Limited;[6] Partner — Capital Fixed Income Investors, Capital International Limited[6]
Steven I. Koszalka, 1964 Secretary	2015	Vice President — Fund Business Management Group, Capital Research and Management Company
Brian C. Janssen, 1972 Treasurer	2015	Vice President — Investment Operations, Capital Research and Management Company
Jane Y. Chung, 1974 Assistant Secretary	2015	Associate — Fund Business Management Group, Capital Research and Management Company
Dori Laskin, 1951 Assistant Treasurer	2015	Vice President — Investment Operations, Capital Research and Management Company
Gregory F. Niland, 1971 Assistant Treasurer	2015	Vice President — Investment Operations, Capital Research and Management Company

[1]	The term independent trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
[2]	Trustees and officers of the fund serve until their resignation, removal or retirement.
[3]	This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a trustee or director of a public company or a registered investment company.
[4]	The term interested trustee refers to a trustee who is an “interested person” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
[5]	All of the trustees and/or officers listed, with the exception of Luis Freitas De Oliveira and Kirstie Spence, are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
[6]	Company affiliated with Capital Research and Management Company.

34	American Funds Emerging Markets Bond Fund

Board of trustees and other officers (continued)

Results of special meeting of shareholders

Held November 28, 2018

Shares outstanding (all classes) on August 31, 2018 (record date)

77,185,368

Total shares voting on November 28, 2018

49,562,444 (64.2% of shares outstanding)

The proposal: to elect board members:

	Votes for	Percent of shares voting for	Votes withheld	Percent of shares withheld
William H. Baribault	48,436,853	97.7%	1,125,591	2.3%
James G. Ellis	48,540,608	97.9	1,021,836	2.1
Nariman Farvardin	48,510,930	97.9	1,051,514	2.1
Michael C. Gitlin	48,365,824	97.6	1,196,620	2.4
Mary Davis Holt	48,794,476	98.5	767,968	1.5
R. Clark Hooper	48,540,765	97.9	1,021,679	2.1
Merit E. Janow	48,319,981	97.5	1,242,463	2.5
Laurel B. Mitchell	48,802,811	98.5	759,633	1.5
Margaret Spellings	48,677,842	98.2	884,602	1.8
Alexandra Trower	48,620,969	98.1	941,475	1.9
Karl J. Zeile	48,249,486	97.4	1,312,958	2.6

American Funds Emerging Markets Bond Fund	35

Office of the fund

6455 Irvine Center Drive
Irvine, CA 92618-4518

Investment adviser

Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

6455 Irvine Center Drive
Irvine, CA 92618-4518

Transfer agent for shareholder accounts

American Funds Service Company
(Write to the address near you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets

Bank of New York Mellon
One Wall Street
New York, NY 10286

Counsel

Morgan, Lewis & Bockius LLP
One Federal Street
Boston, MA 02110-1726

Independent registered public accounting firm

Deloitte & Touche LLP

695 Town Center Drive
Suite 1200
Costa Mesa, CA 92626-7188

Principal underwriter

American Funds Distributors, Inc.

333 South Hope Street
Los Angeles, CA 90071-1406

36	American Funds Emerging Markets Bond Fund

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com. Fund shares offered through American Funds Distributors, Inc.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

A complete December 31, 2018, portfolio of American Funds Emerging Markets Bond Fund’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

American Funds Emerging Markets Bond Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of American Funds Emerging Markets Bond Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after March 31, 2019, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

The Capital Advantage®

Since 1931, Capital Group, home of American Funds, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemSM — has resulted in a superior long-term track record.

Aligned with investor success
We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. Our portfolio managers average 27 years of investment experience, including 20 years at our company, reflecting a career commitment to our long-term approach.[1]

The Capital System
The Capital System combines individual accountability with teamwork. Funds using The Capital System are divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

American Funds’ superior long-term track record
Equity funds have beaten their Lipper peer indexes in 92% of 10-year periods and 99% of 20-year periods. Fixed income funds have beaten their Lipper indexes in 75% of 10-year periods and 80% of 20-year periods.[2] Fund management fees have been among the lowest in the industry.[3]

[1]	Portfolio manager experience as of December 31, 2018.
[2]	Based on Class F-2 share results for rolling periods through December 31, 2018. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date (except Capital Income Builder and SMALLCAP World Fund, for which the Lipper average was used). Expenses differ for each share class, so results will vary. Class F-2 shares were first offered on August 1, 2008. Class F-2 share results prior to the date of first sale are hypothetical based on Class A share results without a sales charge, adjusted for typical estimated expenses. Results for certain funds with an inception date after August 1, 2008, also include hypothetical returns because those funds’ Class F-2 shares sold after the funds’ date of first offering. Please see americanfunds.com for more information on specific expense adjustments and the actual dates of first sale.
[3]	On average, our management fees were in the lowest quintile 70% of the time, based on the 20-year period ended December 31, 2018, versus comparable Lipper categories, excluding funds of funds.

All Capital Group trademarks referenced are registered trademarks owned by The Capital Group Companies, Inc. or an affiliated company. All other company and product names mentioned are the trademarks or registered trademarks of their respective companies.

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made by calling 800/421-4225 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that Laurel B. Mitchell, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services	EMBF

Registrant:
a) Audit Fees:

2017	$77,000
2018	$59,000

b) Audit-Related Fees:
2017	None
2018	None

c) Tax Fees:
2017	$3,000
2018	$6,000
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:
2017	None
2018	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
a) Audit Fees:
Not Applicable

b) Audit-Related Fees:
2017	$1,429,000
2018	$2,258,000
The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 16 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2017	None
2018	None
The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:

2017	None
2018	None
The other fees consist of subscription services related to an accounting research tool.

All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $1,518,000 for fiscal year 2017 and $2,345,000 for fiscal year 2018. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

American Funds Emerging Markets Bond Fund®
Investment portfolio
December 31, 2018
Bonds, notes & other debt instruments 94.72% Bonds & notes of governments & government agencies outside the U.S. 88.65%	Principal amount (000)	Value (000)
Abu Dhabi (Emirate of) 3.125% 2027	$1,600	$1,532
Argentine Republic 6.25% 2019	1,500	1,516
Argentine Republic 4.00% 2020[1]	ARS47,185	1,101
Argentine Republic (Argentina Central Bank 7D Repo Reference Rate) 65.509% 2020[2]	15,105	433
Argentine Republic 2.50% 2021[1]	59,033	1,232
Argentine Republic 6.875% 2021	$2,800	2,540
Argentine Republic 5.625% 2022	1,900	1,610
Argentine Republic (Badlar Private Banks ARS Index + 2.00%) 37.717% 2022[2]	ARS56,476	1,436
Argentine Republic 7.50% 2026	$9,800	7,883
Argentine Republic 6.875% 2027	1,900	1,455
Argentine Republic 5.875% 2028	2,000	1,445
Argentine Republic 7.82% 2033[3,4]	€1,238	1,189
Argentine Republic 0% 2035	$600	26
Argentine Republic 2.50% 2038 (3.75% on 3/31/2019)[3,4]	839	463
Argentine Republic 6.875% 2048	380	266
Bahrain (Kingdom of) 6.125% 2023	3,350	3,427
Bahrain (Kingdom of) 6.75% 2029[5]	1,340	1,316
Bank of Thailand 1.34% 2020	THB70,000	2,139
Banque Centrale de Tunisie 6.75% 2023	€3,900	4,289
Brazil (Federative Republic of) 0% 2020	BRL8,430	1,969
Brazil (Federative Republic of) 0% 2021	3,000	643
Brazil (Federative Republic of) 10.00% 2021	12,000	3,240
Brazil (Federative Republic of) 10.00% 2023	34,540	9,341
Brazil (Federative Republic of) 10.00% 2025	83,075	22,403
Brazil (Federative Republic of) 10.00% 2029	15,000	4,079
Brazil (Federative Republic of) 6.00% 2055[1]	8,929	2,669
Buenos Aires (City of) (Badlar Private Banks ARS Index + 3.75%) 47.661% 2028[2]	ARS57,063	1,303
Chile (Banco Central de) 4.50% 2026	CLP645,000	948
Colombia (Republic of) 3.875% 2027	$800	765
Colombia (Republic of), Series UVL, 3.50% 2021[1]	COP1,682,323	588
Colombia (Republic of), Series B, 7.00% 2022	2,333,200	751
Colombia (Republic of), Series B, 6.25% 2025	15,860,000	4,849
Colombia (Republic of), Series B, 7.50% 2026	15,462,800	5,041
Colombia (Republic of), Series B, 7.75% 2030	490,000	161
Costa Rica (Republic of) 4.25% 2023	$1,855	1,639
Costa Rica (Republic of) 4.375% 2025	785	668
Costa Rica (Republic of) 7.00% 2044	2,437	2,081
Cote d’Ivoire (Republic of) 5.375% 2024[5]	900	828
Cote d’Ivoire (Republic of) 5.25% 2030[3]	€4,400	4,458
Dominican Republic 8.90% 2023	DOP24,000	462
Dominican Republic 10.50% 2023	39,300	789
Dominican Republic 11.50% 2024	10,000	208
Dominican Republic 5.50% 2025	$2,744	2,727
Dominican Republic 6.875% 2026	1,835	1,929
Dominican Republic 6.875% 2026[5]	1,200	1,261
Dominican Republic 10.375% 2026	DOP9,600	188
Dominican Republic 5.95% 2027[5]	$3,600	3,600
American Funds Emerging Markets Bond Fund — Page 1 of 9

Bonds, notes & other debt instruments (continued) Bonds & notes of governments & government agencies outside the U.S. (continued)	Principal amount (000)	Value (000)
Dominican Republic 5.95% 2027	$2,500	$2,500
Dominican Republic 11.25% 2027	DOP13,200	272
Dominican Republic 6.85% 2045[5]	$600	592
Dominican Republic 6.50% 2048	150	142
Egypt (Arab Republic of) 6.125% 2022	2,000	1,966
Egypt (Arab Republic of) 5.577% 2023[5]	2,100	1,996
Egypt (Arab Republic of) 14.80% 2023	EGP34,900	1,754
Egypt (Arab Republic of) 17.20% 2023	13,000	704
Egypt (Arab Republic of) 5.875% 2025	$2,500	2,282
Egypt (Arab Republic of) 7.50% 2027[5]	4,000	3,827
Egypt (Arab Republic of) 15.70% 2027	EGP28,100	1,420
Egypt (Arab Republic of) 6.588% 2028[5]	$2,100	1,879
Egypt (Arab Republic of) 5.625% 2030	€1,465	1,457
Egypt (Arab Republic of) 8.50% 2047[5]	$200	181
Ethiopia (Federal Democratic Republic of) 6.625% 2024	3,500	3,357
European Bank for Reconstruction & Development 7.375% 2019	IDR7,190,000	498
Gabonese Republic 6.375% 2024[3]	$330	297
Ghana (Republic of) 21.00% 2019	GHS400	82
Ghana (Republic of) 24.00% 2019	105	22
Ghana (Republic of) 24.75% 2019	500	102
Ghana (Republic of) 21.00% 2020	2,590	541
Ghana (Republic of) 24.50% 2021	5,000	1,125
Ghana (Republic of) 24.75% 2021	25,895	5,731
Ghana (Republic of) 7.875% 2023	$200	196
Ghana (Republic of) 16.50% 2023	GHS7,800	1,421
Ghana (Republic of) 19.75% 2024	1,100	221
Ghana (Republic of) 8.125% 2026[3,5]	$500	479
Ghana (Republic of) 19.00% 2026	GHS14,330	2,656
Guatemala (Republic of) 4.375% 2027	$5,125	4,741
Honduras (Republic of) 8.75% 2020	400	426
Honduras (Republic of) 6.25% 2027	6,900	6,849
Honduras (Republic of) 6.25% 2027[5]	2,975	2,953
India (Republic of) 6.84% 2022	INR503,000	7,128
India (Republic of) 7.16% 2023	310,000	4,424
India (Republic of) 7.68% 2023	70,000	1,022
India (Republic of) 7.59% 2029	303,100	4,356
India (Republic of) 7.61% 2030	72,350	1,041
Indonesia (Republic of) 3.375% 2023	$745	722
Indonesia (Republic of) 3.75% 2028	€2,900	3,612
Indonesia (Republic of), Series 59, 7.00% 2027	IDR81,198,000	5,285
Indonesia (Republic of), Series 64, 6.125% 2028	187,154,000	11,486
Indonesia (Republic of), Series 78, 8.25% 2029	37,178,000	2,651
Indonesia (Republic of), Series 71, 9.00% 2029	40,000,000	2,941
Indonesia (Republic of), Series 73, 8.75 2031	42,600,000	3,095
Indonesia (Republic of), Series 65, 6.625% 2033	130,830,000	7,947
Indonesia (Republic of), Series 72, 8.25% 2036	57,999,000	3,997
Iraq (Republic of) 6.752% 2023[5]	$5,505	5,257
Iraq (Republic of) 5.80% 2028[3]	250	225
Jordan (Hashemite Kingdom of) 6.125% 2026	200	192
Jordan (Hashemite Kingdom of) 5.75% 2027[5]	4,800	4,420
Kazahkstan (Republic of) 1.55% 2023	€805	929
Kazakhstan (Republic of) 2.375% 2028	1,040	1,183
Kazakhstan (Republic of) 6.50% 2045	$2,900	3,484
Kenya (Republic of) 5.875% 2019	800	803
Kenya (Republic of) 6.875% 2024	7,225	6,809
American Funds Emerging Markets Bond Fund — Page 2 of 9

Bonds, notes & other debt instruments (continued) Bonds & notes of governments & government agencies outside the U.S. (continued)	Principal amount (000)	Value (000)
Kenya (Republic of) 7.25% 2028[5]	$1,725	$1,546
Kenya (Republic of) 8.25% 2048[5]	660	564
Maharashtra (State of) 8.12% 2025	INR20,210	291
Maharashtra (State of) 7.25% 2026	100,000	1,375
Maharashtra (State of) 8.51% 2026	14,000	205
Malaysia (Federation of), Series 0217, 4.059% 2024	MYR1,930	470
Malaysia (Federation of), Series 0316, 3.90% 2026	16,367	3,900
Malaysia (Federation of), Series 0212, 3.892% 2027	11,033	2,614
Malaysia (Federation of), Series 0415, 4.254% 2035	5,600	1,303
Malaysia (Federation of), Series 0615, 4.786% 2035	2,425	586
Morocco (Kingdom of) 4.25% 2022	$4,250	4,271
National Highways Authority of India 7.17% 2021	INR30,000	419
Nigeria (Republic of) 6.75% 2021	$3,900	3,955
Nigeria (Republic of) 6.75% 2021[5]	1,000	1,014
Nigeria (Republic of) 16.39% 2022	NGN250,000	716
Nigeria (Republic of) 14.20% 2024	485,000	1,330
Nigeria (Republic of) 6.50% 2027[5]	$235	208
Nigeria (Republic of) 16.288% 2027	NGN547,300	1,566
Nigeria (Republic of) 12.40% 2036	260,000	600
Nigeria (Republic of) 7.625% 2047[5]	$205	173
Pakistan (Islamic Republic of) 7.25% 2019	2,500	2,500
Pakistan (Islamic Republic of) 5.50% 2021[5]	900	871
Pakistan (Islamic Republic of) 8.25% 2024	700	708
Pakistan (Islamic Republic of) 8.25% 2025	1,200	1,209
Pakistan (Islamic Republic of) 6.875% 2027[5]	1,400	1,275
Panama (Republic of) 4.50% 2047[3]	4,500	4,387
Panama (Republic of) 4.50% 2050[3]	1,925	1,848
Paraguay (Republic of) 4.625% 2023	700	704
Paraguay (Republic of) 5.00% 2026[5]	2,400	2,433
Paraguay (Republic of) 5.00% 2026	1,920	1,946
Paraguay (Republic of) 4.70% 2027[5]	600	595
Paraguay (Republic of) 5.60% 2048[5]	4,630	4,572
Peru (Republic of) 5.70% 2024	PEN5,000	1,539
Peru (Republic of) 4.125% 2027	$2,965	3,069
Peru (Republic of) 6.35% 2028	PEN16,100	5,015
Peru (Republic of) 6.35% 2028	3,400	1,059
Peru (Republic of) 6.15% 2032	7,605	2,301
Philippines (Republic of the), Series 1063, 6.25% 2028	PHP180,000	3,253
Poland (Republic of) 4.00% 2024	$2,800	2,871
Poland (Republic of) 3.25% 2026	907	890
Poland (Republic of), Series 0420, 1.50% 2020	PLN46,500	12,482
Poland (Republic of), Series 0922, 5.75% 2022	6,200	1,884
Poland (Republic of), Series 0726, 2.50% 2026	14,300	3,788
Qatar (State of) 3.875% 2023[5]	$2,440	2,472
Qatar (State of) 4.50% 2028[5]	2,900	3,034
Qatar (State of) 5.103% 2048[5]	1,300	1,368
Romania 4.00% 2021	RON9,500	2,335
Romania 4.75% 2025	11,140	2,802
Romania 2.875% 2029	€550	612
Romania 3.375% 2038	2,725	2,792
Romania 5.125% 2048	$3,000	2,899
Romania 5.125% 2048[5]	1,900	1,836
Russian Federation 7.50% 2021	RUB566,600	8,054
Russian Federation 7.00% 2023	999,000	13,766
Russian Federation 8.15% 2027	511,700	7,200
American Funds Emerging Markets Bond Fund — Page 3 of 9

Bonds, notes & other debt instruments (continued) Bonds & notes of governments & government agencies outside the U.S. (continued)	Principal amount (000)	Value (000)
Russian Federation 4.375% 2029[5]	$6,400	$6,075
Russian Federation 8.50% 2031	RUB285,821	4,091
Russian Federation 5.25% 2047	$6,200	5,800
Saudi Arabia (Kingdom of) 3.25% 2026[5]	2,300	2,156
Saudi Arabia (Kingdom of) 3.625% 2028[5]	1,000	948
Senegal (Republic of) 8.75% 2021	839	893
Senegal (Republic of) 6.25% 2024	1,500	1,461
Senegal (Republic of) 4.75% 2028[3]	€5,300	5,606
South Africa (Republic of) 4.665% 2024	$1,500	1,468
South Africa (Republic of) 2.00% 2025[1]	ZAR7,438	483
South Africa (Republic of) 8.25% 2032	42,000	2,620
South Africa (Republic of) 8.50% 2037	48,000	2,969
South Africa (Republic of), Series R-186, 10.50% 2026	190,240	14,397
South Africa (Republic of), Series R-214, 6.50% 2041	170,395	8,270
South Africa (Republic of), Series R-2048, 8.75% 2048	161,400	9,989
Sri Lanka (Democratic Socialist Republic of) 6.00% 2019	$1,900	1,895
Sri Lanka (Democratic Socialist Republic of) 6.25% 2021	980	947
Sri Lanka (Democratic Socialist Republic of) 5.75% 2023[5]	1,700	1,573
Sri Lanka (Democratic Socialist Republic of) 6.125% 2025	2,700	2,437
Sri Lanka (Democratic Socialist Republic of) 6.85% 2025	900	844
Sri Lanka (Democratic Socialist Republic of) 6.825% 2026[5]	1,350	1,252
Sri Lanka (Democratic Socialist Republic of) 6.825% 2026	1,000	928
Sri Lanka (Democratic Socialist Republic of) 6.20% 2027	2,900	2,567
Sri Lanka (Democratic Socialist Republic of) 6.20% 2027[5]	2,800	2,478
Sri Lanka (Democratic Socialist Republic of) 6.75% 2028[5]	2,045	1,867
Thailand (Kingdom of) 1.875% 2022	THB217,500	6,653
Thailand (Kingdom of) 3.85% 2025	36,600	1,231
Thailand (Kingdom of) 2.125% 2026	273,550	8,224
Thailand (Kingdom of) 3.40% 2036	170,000	5,496
Turkey (Republic of) 10.50% 2020	TRY7,400	1,280
Turkey (Republic of) 3.00% 2021[1]	3,366	612
Turkey (Republic of) 9.20% 2021	15,600	2,423
Turkey (Republic of) 10.70% 2021	45,000	7,355
Turkey (Republic of) 6.25% 2022	$6,200	6,256
Turkey (Republic of) 8.50% 2022	TRY3,900	570
Turkey (Republic of) 9.50% 2022	5,925	902
Turkey (Republic of) 10.70% 2022	22,160	3,415
Turkey (Republic of) 11.00% 2022	975	155
Turkey (Republic of) 7.10% 2023	4,930	654
Turkey (Republic of) 7.25% 2023	$1,760	1,812
Turkey (Republic of) 8.80% 2023	TRY3,910	544
Turkey (Republic of) 12.20% 2023	9,600	1,544
Turkey (Republic of) 2.00% 2024[1]	14,350	2,425
Turkey (Republic of) 5.75% 2024	$3,100	3,005
Turkey (Republic of) 9.00% 2024	TRY11,525	1,583
Turkey (Republic of) 7.375% 2025	$800	828
Turkey (Republic of) 8.00% 2025	TRY4,210	546
Turkey (Republic of) 2.70% 2026[1]	5,895	1,027
Turkey (Republic of) 4.25% 2026	$2,950	2,549
Turkey (Republic of) 4.875% 2026	4,900	4,353
Turkey (Republic of) 6.125% 2028	1,000	936
Turkey (Republic of) 5.75% 2047	2,750	2,246
United Mexican States 4.50% 2025[1]	MXN18,700	977
United Mexican States 4.15% 2027	$2,190	2,121
United Mexican States 4.00% 2046[1]	MXN75,920	3,814
American Funds Emerging Markets Bond Fund — Page 4 of 9

Bonds, notes & other debt instruments (continued) Bonds & notes of governments & government agencies outside the U.S. (continued)	Principal amount (000)	Value (000)
United Mexican States 4.60% 2046	$550	$489
United Mexican States 5.75% 2110	450	425
United Mexican States, Series M, 6.50% 2021	MXN134,700	6,549
United Mexican States, Series M, 6.50% 2022	65,000	3,107
United Mexican States, Series M, 8.00% 2023	192,300	9,558
United Mexican States, Series M20, 10.00% 2024	157,000	8,493
United Mexican States, Series M, 5.75% 2026	75,800	3,262
United Mexican States, Series M, 7.50% 2027	94,831	4,486
United Mexican States, Series M20, 8.50% 2029	252,000	12,620
Uruguay (Oriental Republic of) 9.875% 2022	UYU101,603	3,109
Uruguay (Oriental Republic of) 9.875% 2022	29,576	905
Uruguay (Oriental Republic of) 4.375% 2028[1,3]	132,416	4,356
Uruguay (Oriental Republic of) 8.50% 2028	128,920	3,379
Uruguay (Oriental Republic of) 8.50% 2028	28,694	752
Venezuela (Bolivarian Republic of) 7.75% 2019[6]	$4,063	943
Venezuela (Bolivarian Republic of) 6.00% 2020[6]	3,353	775
Venezuela (Bolivarian Republic of) 12.75% 2022[3,6]	300	72
Venezuela (Bolivarian Republic of) 9.00% 2023[6]	4,895	1,111
Venezuela (Bolivarian Republic of) 8.25% 2024[6]	1,054	248
Venezuela (Bolivarian Republic of) 7.65% 2025[6]	450	105
Venezuela (Bolivarian Republic of) 11.75% 2026[6]	225	56
Venezuela (Bolivarian Republic of) 9.25% 2027[6]	602	143
Venezuela (Bolivarian Republic of) 7.00% 2028[6]	225	48
Venezuela (Bolivarian Republic of) 9.25% 2028[6]	1,129	262
Venezuela (Bolivarian Republic of) 11.95% 2031[3,6]	377	90
Venezuela (Bolivarian Republic of) 7.00% 2038[6]	377	87
Zambia (Republic of) 11.00% 2021	ZMW9,300	589
Zambia (Republic of) 11.00% 2021	9,070	559
Zambia (Republic of) 11.00% 2021	105	6
Zambia (Republic of) 11.00% 2022	3,700	218
Zambia (Republic of) 8.50% 2024	$450	339
Zambia (Republic of) 13.00% 2026	ZMW1,600	80
Zambia (Republic of) 8.97% 2027[3]	$300	226
		615,036
Corporate bonds & notes 5.82% Energy 2.74%
KazMunayGas National Co. JSC 4.75% 2027	3,300	3,220
Petrobras Global Finance Co. 4.375% 2023	1,175	1,123
Petrobras Global Finance Co. 8.75% 2026	2,950	3,314
Petrobras Global Finance Co. 7.25% 2044	466	461
Petróleos Mexicanos 5.375% 2022	1,150	1,132
Petróleos Mexicanos 7.19% 2024	MXN73,770	2,937
Petróleos Mexicanos 6.875% 2026	$950	926
Petróleos Mexicanos 7.47% 2026	MXN114,900	4,314
Petróleos Mexicanos 6.50% 2029	$1,005	939
Petróleos Mexicanos 6.75% 2047	552	458
Petróleos Mexicanos 6.35% 2048	208	167
		18,991
Utilities 1.27%
Cemig Geração e Transmissão SA 9.25% 2024	1,085	1,159
Cemig Geração e Transmissão SA 9.25% 2024[5]	835	892
Colbun SA 3.95% 2027[5]	670	619
Enel Chile SA 4.875% 2028	3,250	3,250
American Funds Emerging Markets Bond Fund — Page 5 of 9

Bonds, notes & other debt instruments (continued) Corporate bonds & notes (continued) Utilities (continued)	Principal amount (000)	Value (000)
Enersis Américas SA 4.00% 2026	$615	$576
State Grid Overseas Investment Ltd. 3.50% 2027[5]	1,430	1,379
State Grid Overseas Investment Ltd. 3.50% 2027	1,000	965
		8,840
Industrials 0.86%
Autoridad del Canal de Panama 4.95% 2035[3]	400	409
DP World Crescent 4.848% 2028[5]	3,800	3,730
ENA Norte Trust 4.95% 2028[3]	1,792	1,802
		5,941
Financials 0.68%
Bangkok Bank PCL 4.05% 2024[5]	2,300	2,313
Bangkok Bank PCL 4.45% 2028[5]	2,000	2,036
HDFC Bank Ltd. 8.10% 2025	INR30,000	410
		4,759
Bonds & notes of governments & government agency outside the U.S. 0.17%
PT Indonesia Asahan Aluminium Tbk 5.23% 2021[5]	$785	796
PT Indonesia Asahan Aluminium Tbk 6.53% 2028[5]	350	368
		1,164
Materials 0.10%
Vale SA 6.25% 2026	625	677
Total corporate bonds & notes		40,372
U.S. Treasury bonds & notes 0.25% U.S. Treasury inflation-protected securities 0.25%
U.S. Treasury Inflation-Protected Security 0.625% 2023[1,7]	1,734	1,707
Short-term securities 3.15%
Argentinian Treasury Bills (0.77%)–2.81% due 2/28/2019–4/30/2020	ARS296,883	8,903
Egyptian Treasury Bills 17.06%–17.39% due 4/9/2019–6/25/2019	EGP141,700	7,448
Nigerian Treasury Bills 11.30%–13.04% due 1/3/2019–9/19/2019	NGN2,046,670	5,495
Total short-term securities (cost: $21,849,000)		21,846
Total investment securities 97.87% (cost: $739,151,000)		678,961
Other assets less liabilities 2.13%		14,809
Net assets 100.00%		$693,770
Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount[8] (000)	Value at 12/31/2018[9] (000)	Unrealized appreciation at 12/31/2018 (000)
10 Year Ultra U.S. Treasury Note Futures	Long	157	March 2019	15,700	$20,422	$657
American Funds Emerging Markets Bond Fund — Page 6 of 9

Futures contracts  (continued)

Forward currency contracts

Contract amount		Counterparty	Settlement date	Unrealized (depreciation) appreciation at 12/31/2018 (000)
Purchases (000)	Sales (000)
USD3,993	EUR3,485	Morgan Stanley	1/4/2019	$(2)
USD1,940	THB64,000	HSBC Bank	1/8/2019	(26)
USD419	ZAR5,850	Citibank	1/9/2019	13
EUR1,550	USD1,766	Goldman Sachs	1/10/2019	12
USD7,886	BRL30,725	JPMorgan Chase	1/10/2019	(35)
USD3,419	EUR3,020	Goldman Sachs	1/10/2019	(44)
USD674	EUR590	JPMorgan Chase	1/14/2019	(3)
USD850	INR60,200	HSBC Bank	1/15/2019	(11)
USD1,059	INR74,950	Goldman Sachs	1/15/2019	(13)
USD1,058	INR74,950	Citibank	1/15/2019	(14)
USD1,505	ZAR21,700	JPMorgan Chase	1/17/2019	—[10]
USD1,003	THB32,900	Bank of America, N.A.	1/17/2019	(7)
USD1,760	CNH12,150	JPMorgan Chase	1/17/2019	(9)
USD3,304	PHP175,000	JPMorgan Chase	1/17/2019	(18)
USD2,446	EUR2,150	HSBC Bank	1/17/2019	(21)
PHP135,000	USD2,500	JPMorgan Chase	1/18/2019	63
EUR1,550	USD1,773	JPMorgan Chase	1/18/2019	6
USD2,104	EUR1,845	HSBC Bank	1/18/2019	(13)
USD2,536	PHP135,000	Goldman Sachs	1/18/2019	(27)
MXN35,000	USD1,745	Bank of New York Mellon	1/22/2019	30
USD1,196	INR85,900	Citibank	1/22/2019	(31)
USD3,421	ZAR48,375	Citibank	1/24/2019	69
USD3,053	BRL11,925	UBS AG	1/25/2019	(19)
USD2,202	INR156,040	JPMorgan Chase	1/25/2019	(26)
USD1,070	EUR900	Bank of New York Mellon	1/28/2019	37
USD659	BRL2,700	Bank of America, N.A.	1/28/2019	(37)
BRL4,000	USD1,076	Goldman Sachs	1/28/2019	(46)
BRL4,000	USD1,078	Goldman Sachs	1/28/2019	(48)
USD1,271	BRL5,300	Bank of America, N.A.	1/28/2019	(94)
EUR2,400	USD2,740	HSBC Bank	1/29/2019	18
USD2,763	MXN55,900	Citibank	1/29/2019	(68)
PHP175,000	USD3,273	Citibank	2/6/2019	43
USD1,134	EUR895	Citibank	3/6/2019	103
EUR615	USD733	Goldman Sachs	3/6/2019	(25)
USD1,439	EUR1,125	Goldman Sachs	3/8/2019	143
USD860	EUR680	Goldman Sachs	3/8/2019	77
USD3,301	EUR2,600	JPMorgan Chase	3/15/2019	303
USD1,841	EUR1,450	JPMorgan Chase	3/15/2019	169
USD7,444	EUR5,900	Citibank	3/29/2019	633
USD5,302	EUR4,190	Citibank	3/29/2019	465
USD2,171	EUR1,695	JPMorgan Chase	3/29/2019	214
USD1,137	EUR900	Citibank	3/29/2019	98
USD1,861	EUR1,465	Goldman Sachs	4/12/2019	168
USD475	CNH3,340	Morgan Stanley	10/11/2019	(11)
USD479	CNH3,365	Morgan Stanley	10/11/2019	(11)
USD475	CNH3,350	Citibank	10/11/2019	(13)
				$1,992
American Funds Emerging Markets Bond Fund — Page 7 of 9

Forward currency contracts  (continued)

Swap contracts

Interest rate swaps
Receive	Pay	Expiration date	Notional (000)	Value at 12/31/2018 (000)	Upfront payments/ receipts (000)	Unrealized appreciation (depreciation) at 12/31/2018 (000)
2.655%	3-month USD-LIBOR	12/30/2024	$36,300	$149	$—	$149
3-month USD-LIBOR	2.795%	12/30/2029	19,300	(94)	—	(94)
					$—	$55

[1]	Index-linked bond whose principal amount moves with a government price index.
[2]	Coupon rate may change periodically.
[3]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[4]	Step bond; coupon rate may change at a later date.
[5]	Acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $79,032,000, which represented 11.39% of the net assets of the fund.
[6]	Scheduled interest and/or principal payment was not received.
[7]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $773,000, which represented .11% of the net assets of the fund.
[8]	Notional amount is calculated based on the number of contracts and notional contract size.
[9]	Value is calculated based on the notional amount and current market price.
[10]	Amount less than one thousand.

Key to abbreviations and symbols
ARS = Argentine pesos	MYR = Malaysian ringgits
BRL = Brazilian reais	NGN = Nigerian naira
CLP = Chilean pesos	PEN = Peruvian nuevos soles
CNH = Chinese yuan renminbi	PHP = Philippine pesos
COP = Colombian pesos	PLN = Polish zloty
DOP = Dominican pesos	RON = Romanian leu
EGP = Egyptian pounds	RUB = Russian rubles
EUR/€ = Euros	THB = Thai baht
GHS = Ghanaian cedi	TRY = Turkish lira
IDR = Indonesian rupiah	USD/$ = U.S. dollars
INR = Indian rupees	UYU = Uruguayan pesos
LIBOR = London Interbank Offered Rate	ZAR = South African rand
MXN = Mexican pesos	ZMW = Zambian kwacha
American Funds Emerging Markets Bond Fund — Page 8 of 9

Swap contracts  (continued)

Interest rate swaps  (continued)
Additional financial disclosures are included in the fund’s current shareholder report and should be read in conjunction with this report.
Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.
Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com. Fund shares offered through American Funds Distributors, Inc.
All Capital Group trademarks referenced are registered trademarks owned by The Capital Group Companies, Inc. or an affiliated company. All other company and product names mentioned are the trademarks or registered trademarks of their respective companies.
©2019 Capital Group. All rights reserved.
MFGEFPX-114-0219O-S66013	American Funds Emerging Markets Bond Fund — Page 9 of 9

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ON INVESTMENT PORTFOLIO

To the Shareholders and Board of Trustees of American Funds Emerging Markets Bond Fund:

Opinion on the Investment Portfolio

We have audited the accompanying investment portfolio of American Funds Emerging Markets Bond Fund (the “Fund”), as of December 31, 2018, and the related notes (“investment portfolio”) (included in Item 6 of this Form N-CSR). In our opinion, the investment portfolio presents fairly, in all material respects, the investments in securities of the Fund as of December 31, 2018, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

The investment portfolio is the responsibility of the Fund’s management. Our responsibility is to express an opinion on the investment portfolio based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the investment portfolio is free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the investment portfolio, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the investment portfolio. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the investment portfolio. We believe that our audit provides a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Costa Mesa, California

February 14, 2019

We have served as the auditor of one or more American Funds investment companies since 1956.

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)	Effective May 28, 2018, the American Funds Emerging Markets Bond Fund’s investment adviser implemented a new fixed income order management, trading, and compliance system. In connection with introducing this new system, additional automated and manual controls were implemented and some existing controls were modified. None of these changes were in response to any identified deficiency or weakness in the American Funds Emerging Markets Bond Fund’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN FUNDS EMERGING MARKETS BOND FUND

By /s/ Kristine M. Nishiyama
Kristine M. Nishiyama, Executive Vice President and Principal Executive Officer

Date: February 28, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Kristine M. Nishiyama
Kristine M. Nishiyama, Executive Vice President and Principal Executive Officer

Date: February 28, 2019

By /s/ Brian C. Janssen
Brian C. Janssen, Treasurer and Principal Financial Officer

Date: February 28, 2019